SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[ ]  Preliminary  proxy  statement
[X]  Definitive  proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          FREEDOM INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

                          FREEDOM INVESTMENT TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  Fee paid previously with preliminary materials.

      JOHN HANCOCK DISCIPLINED GROWTH (FORMERLY SOVEREIGN ACHIEVERS) FUND
                       JOHN HANCOCK GOLD & GOVERNMENT FUND
                         JOHN HANCOCK REGIONAL BANK FUND
                            JOHN HANCOCK GLOBAL FUND
                         JOHN HANCOCK INTERNATIONAL FUND
                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
                     JOHN HANCOCK SPECIAL OPPORTUNITIES FUND
                           JOHN HANCOCK DISCOVERY FUND


May  , 1996


Dear Fellow Shareholder:

As an investor in one of the funds noted above, you are cordially invited to a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's offices at the location shown on the enclosed proxy statement. At this meeting, you will be asked to consider and approve several proposals pertaining to your Fund. These are highlighted below, and are discussed in more detail in your proxy statement.

You will notice that this proxy statement addresses several funds. This is part of our effort to minimize printing and administrative expenses for your Fund -- and, therefore, for you. However, if you invest in more than one John Hancock fund, you may receive other proxy statements. Be sure to review and vote on these as well.

Listed below is a brief explanation of the proposals you will find in the enclosed proxy statement:

o Election of your Fund's Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. You will find a list of nominees and a brief description of their backgrounds in your proxy statement.

o Increased investment flexibility for several funds by relaxing certain investment restrictions, such as the single issuer limitation and the restriction on investing in other investment companies. These proposals are detailed in Proposals 4 and 5 of your proxy statement, and are intended to give the affected funds more flexibility to take advantage of potential investment opportunities. The proposals do not apply to the Special Opportunities Fund , the Discovery Fund or the International Fund.

o Other administrative issues such as adopting a new investment contract and restating your Fund's Declaration of Trust. Both of these proposals aim to increase efficiency by bringing the administration of your Fund into conformity with that of other John Hancock funds. These changes will have no effect on the way your Fund is managed.

        ALL OF THE PROPOSALS HAVE BEEN REVIEWED AND UNANIMOUSLY APPROVED
             BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE THAT THE
                CHANGES WILL BE BENEFICIAL TO YOU AND YOUR FUND.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                                  Sincerely,

                                                  /s/ Edward J. Boudreau, Jr.

                                                  Edward J. Boudreau, Jr.
                                                  Chairman and CEO

May  , 1996


Dear Fellow Financial Industries Fund Shareholder:

You are cordially invited to a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's offices at the location shown on the enclosed proxy statement. At this meeting, you will be asked to consider and approve several proposals pertaining to your Fund. These are highlighted below, but are discussed in more detail in your proxy statement.

You will notice that this proxy statement addresses several funds. This is part of our effort to minimize printing and administrative expenses for your Fund -- and, therefore, for you. However, if you invest in more than one John Hancock fund, you may receive other proxy statements. Be sure to review and vote on these as well.

Listed below is a brief explanation of the proposals you will find in the enclosed proxy statement:

o Election of your Fund's Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. You will find a list of nominees and a brief description of their backgrounds in your proxy statement.

o Other administrative issues such as restating your Fund's Declaration of Trust. Both of these proposals aim to increase efficiency by bringing the administration of your Fund into conformity with that of other John Hancock funds. These changes will have no effect on the way your Fund's portfolio is invested.

        ALL OF THE PROPOSALS HAVE BEEN REVIEWED AND UNANIMOUSLY APPROVED
             BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE THAT THE
                CHANGES WILL BE BENEFICIAL TO YOU AND YOUR FUND.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                                  Sincerely,

                                                  /s/ Edward J. Boudreau, Jr.

                                                  Edward J. Boudreau, Jr.
                                                  Chairman and CEO

                    JOHN HANCOCK DISCIPLINED GROWTH (FORMERLY
                           SOVEREIGN ACHIEVERS) FUND
                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND
                       JOHN HANCOCK GOLD & GOVERNMENT FUND
                         JOHN HANCOCK REGIONAL BANK FUND
                   (each a series of Freedom Investment Trust)

                            JOHN HANCOCK GLOBAL FUND
                         JOHN HANCOCK GLOBAL INCOME FUND
                         JOHN HANCOCK INTERNATIONAL FUND
                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
                     JOHN HANCOCK SPECIAL OPPORTUNITIES FUND
                 (each a series of Freedom Investment Trust II)

                           JOHN HANCOCK DISCOVERY FUND
                   (a series of Freedom Investment Trust III)

                           (collectively, the "Funds")

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

A Special Meeting of Shareholders of each Fund will be held at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The telephone number of each Fund is 1-800-225-5291. The Special Meetings of the Funds are expected to be held concurrently and are referred to collectively as the "Meeting." The purpose of the Meeting is to consider and act upon the following proposals:

1. To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified. For Disciplined Growth Fund, John Hancock Financial Industries Fund ("Financial Industries Fund"), Gold Fund and Bank Fund voting together with the other series of Freedom Trust I and Global Fund, Global Income Fund, International Fund, Short-Term Fund and Special Opportunities Fund voting together with the other series of Freedom Trust II.

2. To approve a new investment management contract between John Hancock Advisers, Inc. and

     (a) John Hancock Disciplined Growth Fund ("Disciplined Growth Fund"). For Disciplined Growth Fund voting separately.

     (b) John Hancock Gold & Government Fund ("Gold Fund"). For Gold Fund voting separately.

     (c) John Hancock Regional Bank Fund ("Bank Fund"). For Bank Fund voting separately.

     (d) John Hancock Global Fund ("Global Fund"). For Global Fund voting separately.

     (e) John Hancock Global Income Fund ("Global Income Fund"). For Global Income Fund voting separately.

     (f)  John  Hancock   International   Fund   ("International   Fund").   For
          International Fund voting separately.

     (g) John Hancock Short-Term Strategic Income Fund ("Short-Term Fund"). For Short-Term Fund voting separately.

     (h)  John  Hancock  Special  Opportunities  Fund  ("Special   Opportunities
          Fund"). For Special Opportunities Fund voting separately.

3.   To approve an Amended and Restated Declaration of Trust for:

     (a) Freedom Trust I. For Disciplined Growth Fund, Financial Industries Fund, Gold Fund and Bank Fund voting together with other series of Freedom Trust I.

     (b) Freedom Trust II. For Global Fund, Global Income Fund, International Fund, Short- Term Fund and Special Opportunities Fund voting together with other series of Freedom Trust II.

     (c)  Freedom Investment Trust III. For Discovery Fund voting separately.

4. To eliminate the fundamental investment restriction on investing in a single class of securities of an issuer. For Disciplined Growth Fund, Gold Fund, Bank Fund and Global Fund, each voting separately.

5. To redesignate as nonfundamental the fundamental investment restriction on investing in other investment companies. For Disciplined Growth Fund, Global Fund, Global Income Fund and Short-Term Fund voting separately.

6. To amend the fundamental investment objective of Global Income Fund. For Global Income Fund voting separately.

7. To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND.

Shareholders of record of each Fund as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 17, 1996.

                                            THOMAS H. DROHAN
                                            Senior Vice President and
                                            Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 17, 1996

                    JOHN HANCOCK DISCIPLINED GROWTH(FORMERLY
                           SOVEREIGN ACHIEVERS) FUND
                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND
                       JOHN HANCOCK GOLD & GOVERNMENT FUND
                         JOHN HANCOCK REGIONAL BANK FUND
                   (each a series of Freedom Investment Trust)

                            JOHN HANCOCK GLOBAL FUND
                         JOHN HANCOCK GLOBAL INCOME FUND
                         JOHN HANCOCK INTERNATIONAL FUND
                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
                     JOHN HANCOCK SPECIAL OPPORTUNITIES FUND
                 (each a series of Freedom Investment Trust II)

                           JOHN HANCOCK DISCOVERY FUND
                   (a series of Freedom Investment Trust III)

                           (collectively, the "Funds")

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------
                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of each of the investment companies (the "Trusts") on behalf of themselves or their respective series (the "Funds") set forth below.


              The Trusts                              The Funds

 Freedom Investment Trust               John Hancock Disciplined Growth Fund
 ("Freedom Trust I")                    (the "Disciplined Growth Fund")
                                        John Hancock Financial Industries Fund
                                        ("Financial Industries Fund")
                                        John Hancock Gold & Government Fund
                                        (the "Gold Fund")
                                        John Hancock Regional Bank Fund
                                        (the "Bank Fund")

Freedom Investment Trust II             John Hancock Global Fund (the "Global
("Freedom Trust II")                    Fund")
                                        John Hancock Global Income Fund (the
                                        "Global Income Fund")
                                        John Hancock International Fund (the
                                        "International Fund")
                                        John Hancock Short-Term Strategic Income
                                        Fund (the "Short-Term Fund")
                                        John Hancock Special Opportunities Fund
                                        (the "Special Opportunities Fund")

Freedom Investment Trust III            John Hancock Discovery Fund (the
("Freedom Trust III")                   "Discovery Fund")

For purposes of this Proxy Statement, the term "Funds" will also include the Trusts where appropriate.

The proxies will be used at the special meeting of each Fund's shareholders to be held concurrently (collectively, the "Meeting") at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996.


Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Funds' transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to each Fund of between $3,000 and $5,000. Investor Services may engage an independent proxy solicitation firm to assist in soliciting proxies. The Adviser will reimburse the Gold Fund for a pro rata portion of this proxy solicitation cost.

The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by each Fund. The mailing address of each Fund, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and the proxy card are being mailed to shareholders of each Fund on or about May 17, 1996.

Each Fund will furnish without charge, a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Shareholders desiring to obtain a copy of their Fund's report(s) should direct all written requests to the attention of their Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Trustees have fixed the close of business on May 1, 1996 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the

Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund.

As of April 22, 1996, each Fund had the following number of shares of beneficial interest of each class outstanding:

                                 Class A Shares        Class B Shares
         Funds                     Outstanding           Outstanding
         -----                     -----------           -----------

Disciplined Growth Fund           2,043,568.615        6,373,045.606
Financial Industries Fund            72,901.643                   --
Gold Fund                         1,223,599.431        1,082,228.745
Bank Fund                        22,725,569.880       59,905,027.365
Global Fund                       7,739,640.191        2,122,717.529
Global Income Fund                3,442,683.876        5,955,898.643
International Fund                  661,666.801          928,403.622
Short-Term Fund                   3,661.040.823        7,672,881.336
Special Opportunities Fund       10,581,873.229       14,986,884.405
Discovery Fund                      905,066.525        2,873,384.674

As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class A and Class B shares of each Fund:

Bank Fund-Class A--Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL., 2,741,425.941 shares, 12.06%; Class B--Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL., 18,622,399.344 shares, 31.09%.

International Fund-Class A--Southern Industrial Corp & King Provision Corp 401(k), 101 Huntington Avenue, Boston, MA, 61,811.651 shares, 9.34%; John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA, 58,826.47 shares, 8.89%; Class B--Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL., 88,318.000 shares, 9.51%; Prudential Securities Inc. FBO County Employees Annuity c/o CTC Illinois Tr Co., Chicage, IL, 92,181.697 shares, 9.93%.

Financial Industries Fund-Class A--John hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA, 58,823.529 shares, 80.69%; Linda and Paul Carter, 9 Hodge Road, Arlington, MA, 5,616.525 shares, 7.70%.

                         SUMMARY OF VOTING ON PROPOSALS

Although each Fund is participating separately in the Meeting, proxies are being solicited through the use of this combined Proxy Statement. Shareholders of Funds that are series of the same Trust will vote separately as to those Proposals which uniquely affect their Fund. Each class of shares of each Fund will vote together with the other class of shares of that Fund. Voting by shareholders of one Fund or class will not affect voting by any other Fund or class.

Proposal               Fund Entitled to Vote

1.                     Disciplined Growth Fund, Financial
                       Industries Fund, Gold Fund and Bank
                       Fund will vote together with the
                       other series of Freedom Trust I and
                       Global Fund, Global Income Fund,
                       International Fund, Short-Term Fund
                       and Special Opportunities Fund will
                       vote together with the other series
                       of Freedom Trust II.

2.   (a)               Gold Fund will vote separately.

     (b)               Bank Fund will vote separately.

     (c)               Disciplined Growth Fund will vote separately.

     (d)               Global Fund will vote separately.

     (e)               Global Income Fund will vote separately.

     (f)               International Fund will vote separately.

     (g)               Short-Term Fund will vote separately.

     (h)               Special Opportunities Fund will vote separately.

3.   (a)               Disciplined Growth Fund, Financial Industries Fund, Gold
                       Fund and Bank Fund will vote together with the other series of Freedom Trust I.

     (b) Global Fund, Global Income Fund, International Fund, Short-Term Fund and Special Opportunities Fund will vote together with the other series of Freedom Trust II.

     (c)               Discovery Fund will vote separately.

4. Disciplined Growth Fund, Gold Fund, Bank Fund and Global Fund will each vote separately.

5. Disciplined Growth Fund, Global Fund, Global Income Fund and Short-Term Fund will each vote separately.

6.                     Global Income Fund will vote separately.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                  (For shareholders of Disciplined Growth Fund,
                    Financial Industries Fund, Gold Fund and
                   Bank Fund voting together and shareholders
                       of Global Fund, Global Income Fund,
                     International Fund, Short-Term Fund and
                        Special Opportunities Fund voting
                  together, in each case with the shareholders
                of each other series in their respective Trusts)

The Funds (also referred to herein as the "Panel C Funds") are currently governed by a Board of Trustees which will be known as the Panel C Trustees. Other funds in the John Hancock fund complex (the "Panel A Funds") are governed by a different Board of Trustees (the "Panel A Trustees"). On March 5, 1996, the Panel A Trustees and the Panel C Trustees, including the Trustees on each Panel who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Trustees") voted to approve and to recommend to the shareholders of their respective Funds that they approve, a proposal to consolidate the Panel A Trustees and the Panel C Trustees so that each Fund will be governed by the same Board of Trustees. The Panel C Trustees hereby recommend to shareholders of each of the Funds that they re-elect their current Trustees and elect the Panel A Trustees (collectively, the "Nominees").

Eight of the fifteen Nominees currently serve as Panel C Trustees and eight of the fifteen Nominees currently serve as Panel A Trustees (Mr. Boudreau serves on both Panels). Information concerning the Nominees and other relevant factors is discussed below in this Proposal 1.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. None of the Funds has any reason to believe that it will be necessary to designate a substitute Nominee.

Information Concerning Nominees

The following table sets forth each Nominee's principal occupation or employment during the past five years. The table also sets forth the Panel on which each Nominee currently serves and the date each of the Panel C Trustees first became a Trustee of each Panel C Trust (Trusts are referenced rather than the Funds for ease of reference).


Name, Age and                                Principal Occupation
Position With                                    or Employment                            First Became
  Each Fund                                  During Last Five Years                         A Trustee
  ---------                                  ----------------------                         ---------
Edward J. Boudreau, Jr.*                     Chairman and Chief Executive            Freedom Trust I: 1992
(age 51)                                     Officer of the Adviser and The          Freedom Trust II: 1992
Chairman and Chief Executive                 Berkeley Financial Group ("The
Officer, Panel A and C Funds;                Berkeley Group"); Chairman, John
Nominee                                      Hancock Advisers International Ltd.
                                             ("Advisers International"), NM
                                             Capital Management, Inc. ("NM
                                             Capital"), John Hancock Funds,
                                             Investor Services, First Signature
                                             Bank and Trust Company and
                                             Sovereign Asset Management
                                             Corporation ("SAMCorp"); Director,
                                             John Hancock Capital Corp., John
                                             Hancock Freedom Securities Corp.
                                             and New England/Canada Business
                                             Council; Member, Investment Company
                                             Institute Board of Governors;
                                             Director, Asia Strategic Growth
                                             Fund, Inc.; Trustee, Museum of
                                             Science; Vice Chairman President,
                                             the Adviser (until July 1992);
                                             Chairman, John Hancock
                                             Distributors, Inc. (until April
                                             1994); Trustee or Director and
                                             Chairman of 61 funds managed by the
                                             Adviser.

Douglas M. Costle                            Director, Chairman of the Board and     Freedom Trust I: 1991
(age 56)                                     Distinguished Senior Fellow,            Freedom Trust II: 1991
Panel C Trustee; Nominee                     Institute for Sustainable
                                             Communities, Montpelier, Vermont
                                             (since 1991); Dean, Vermont Law
                                             School (until 1991); Director, Air
                                             and Water Technologies Corporation
                                             (environmental services and
                                             equipment), Niagara Mohawk Power
                                             Company (electric services) and
                                             Mitretek Systems (governmental
                                             consulting services); Trustee or
                                             Director of 12 funds managed by the
                                             Adviser.

                                       8

Name, Age and                                Principal Occupation
Position With                                    or Employment                            First Became
  Each Fund                                  During Last Five Years                         A Trustee
  ---------                                  ----------------------                         ---------

Leland O. Erdahl                             Director of Santa Fe Ingredients        Freedom Trust I: 1994
(age 67)                                     Company of California, Inc. and         Freedom Trust II: 1987
Panel C Trustee; Nominee                     Santa Fe Ingredients Company, Inc.
                                             (private food processing
                                             companies); Director of Uranium
                                             Resources, Inc.; President of
                                             Stolar, Inc. (from 1987 to 1991)
                                             and President of Albuquerque
                                             Uranium Corporation (from 1985 to
                                             1992); Director of Freeport-McMoRan
                                             Copper & Gold Company Inc., Hecla
                                             Mining Company, Canyon Resources
                                             Corporation and Original Sixteen to
                                             One Mine, Inc. (from 1984 to 1987
                                             and from 1991 to 1995) (management
                                             consultant); Trustee or Director of
                                             12 funds managed by the Adviser.

Richard A. Farrell                           President of Farrell, Healer & Co.,     Freedom Trust I: 1984
(age 63)                                     (venture capital management firm)       Freedom Trust II: 1986
Panel C Trustee; Nominee                     (since 1980); Prior to 1980, headed
                                             the venture capital group at Bank
                                             of Boston Corporation; Trustee or
                                             Director of 12 funds managed by the
                                             Adviser.

William F. Glavin                            President, Babson College; Vice         Freedom Trust I: 1992
(age 65)                                     Chairman, Xerox Corporation (until      Freedom Trust II: 1992
Panel C Trustee; Nominee                     June 1989); Director, Caldor Inc.,
                                             Reebok, Ltd. (since 1994) and Inco.
                                             Ltd; Trustee or Director of 12
                                             funds managed by the Adviser.

Dr. John A. Moore                            President and Chief Executive         Freedom Trust I: 1991
(age 57)                                     Officer, Institute for Evaluating     Freedom Trust II: 1991
Panel C Trustee; Nominee                     Health Risks (nonprofit
                                             institution) (since September
                                             1989); Trustee or Director of 12
                                             funds managed by the Adviser.

                                       9


Name, Age and                                Principal Occupation
Position With                                    or Employment                            First Became
  Each Fund                                  During Last Five Years                         A Trustee
  ---------                                  ----------------------                         ---------

Patti McGill Peterson                        President, St. Lawrence University;     Freedom Trust I: 1993
(age 52)                                     Director, Niagara Mohawk Power          Freedom Trust II: 1993
Panel C Trustee; Nominee                     Corporation (electric utility)
                                             Director, Security Mutual Life;
                                             (insurance) Trustee or Director of
                                             12 funds managed by the Adviser.

John W. Pratt                                Professor of Business                   Freedom Trust I: 1984
(age 64)                                     Administration at Harvard               Freedom Trust II: 1986
Panel C Trustee; Nominee                     University Graduate School of
                                             Business Administration (since
                                             1961); Trustee or Director of 12
                                             funds managed by the Adviser.
Dennis S. Aronowitz
(age 64)                                     Professor of Law, Boston University
Panel A Trustee; Nominee                     School of Law; Trustee, Brookline
                                             Savings Bank; Trustee or Director
                                             of 16 funds managed by the Adviser.

Richard P. Chapman, Jr.                      President, Brookline Savings Bank;
(age 61)                                     Director, Federal Home Loan Bank of
Panel A Trustee; Nominee                     Boston (lending); Director, Lumber
                                             Insurance Companies (fire and
                                             casualty insurer); Trustee,
                                             Northeastern University; Director,
                                             Depositors Insurance Fund, Inc.
                                             (insurer); Trustee or Director of
                                             16 funds managed by the Adviser.

William J. Cosgrove                          Vice President, Senior Banker and
(age 63)                                     Senior Credit Officer, Citibank,
Panel A Trustee; Nominee                     N.A. (retired September, 1991);
                                             Executive Vice President, Citadel
                                             Group Representative Inc.; EVP
                                             Resource Evaluations Inc.
                                             (consulting) (until October 1993);
                                             Trustee, the Hudson City Savings
                                             Bank (until October 1993; Trustee
                                             or Director of 16 funds managed by
                                             the Adviser.

                                       10


Name, Age and                                Principal Occupation
Position With                                    or Employment                            First Became
  Each Fund                                  During Last Five Years                         A Trustee
  ---------                                  ----------------------                         ---------

Gail D. Fosler                               Vice President and Chief Economist,
(age 48)                                     The Conference Board (nonprofit
Panel A Trustee; Nominee                     economic and business research);
                                             Trustee or Director of 16 funds
                                             managed by the Adviser.


Anne C. Hodsdon*                             President and Chief Operating
(age 42)                                     Officer, the Adviser and John
President, Panel A and C Funds;              Hancock open-end funds; Director,
Panel A Trustee; Nominee                     Advisers International; Executive
                                             Vice President, the Adviser (until
                                             December 1994); Senior Vice
                                             President, the Adviser (until
                                             December 1993); Vice President, the
                                             Adviser (until 1991); Trustee or
                                             Director of 56 funds managed by the
                                             Adviser.

Richard S. Scipione*                         General Counsel, John Hancock
(age 58)                                     Mutual Life Insurance Company;
Panel A Trustee; Nominee                     Director, the Adviser, John Hancock
                                             Funds, Investor Services, John
                                             Hancock Distributors, Inc., John
                                             Hancock Subsidiaries, Inc., John
                                             Hancock Property and Casualty
                                             Insurance and its affiliates (until
                                             November 1993), SAMCorp and NM
                                             Capital; Trustee, The Berkeley
                                             Group; Director, JH Networking
                                             Insurance Agency, Inc.; Trustee or
                                             Director of 44 funds managed by the
                                             Adviser.

Edward J. Spellman                           Partner, KPMG Peat Marwick LLP
(age 63)                                     (retired June, 1990); Trustee or
Panel A Trustee; Nominee                     Director of 16 funds managed by the
                                             Adviser.

* "Interested person," as defined in the 1940 Act, of the Funds or the Adviser.

     The number of shares of beneficial interest of each class of the Funds beneficially owned by each of the Nominees, directly or indirectly, as of April 22, 1996, is as follows:

                            (See Chart on next page)


                           Disciplined      Financial
                             Growth         Industries
                              Fund            Fund             Gold Fund
                        ----------------  ----------------  ----------------
                        Class A  Class B  Class A  Class B  Class A  Class B
                        -------  -------  -------  -------  -------  -------
Edward J. Boudreau, Jr.   1,032               --                 72
Douglas M. Costle           103               --                 76
Leland O. Erdahl            883               --              1,124
Richard A. Farrell           87               --              1,466
William F. Glavin            --               --                 --
Dr. John A. Moore           527               --                 81
Patti McGill Peterson        87               --                 68
John W. Pratt               369               --                152
Dennis S. Aronowitz          71               --                 65
Richard P. Chapman, Jr.      --               --                 --
William J. Cosgrove          72               --                 67
Gail D. Fosler               72               --                 --
Anne C. Hodsdon              69              112                 --
Richard S. Scipione          --               --                 --
Edward J. Spellman          114               --                105


                                                            Global Income
                            Bank Fund       Global Fund          Fund
                        ----------------  ----------------  ----------------
                        Class A  Class B  Class A  Class B  Class A  Class B
                        -------  -------  -------  -------  -------  -------
Edward J. Boudreau, Jr.   2,024              147                134
Douglas M. Costle            73              125                130
Leland O. Erdahl            786              285                853
Richard A. Farrell           53               87                120
William F. Glavin           790               --                 --
Dr. John A. Moore         1,186               --                110
Patti McGill Peterson       154              268                252
John W. Pratt             2,559   4,246      330                 --    2,009
Dennis S. Aronowitz          35              132                110
Richard P. Chapman, Jr.      --            3,508                 --
William J. Cosgrove          35               80                111
Gail D. Fosler               35               79                111
Anne C. Hodsdon              34              358                110
Richard S. Scipione          --               --                 --
Edward J. Spellman          108              104                107

                                       12

                                                                Special
                         International                       Opportunities
                              Fund        Short-Term Fund         Fund
                        Class A  Class B  Class A  Class B  Class A  Class B
                        -------  -------  -------  -------  -------  -------
Edward J. Boudreau, Jr.     121              145              1,005
Douglas M. Costle            --              146                118
Leland O. Erdahl            376              289              1,520
Richard A. Farrell        6,053              139                233
William F. Glavin            --               --                 --
Dr. John A. Moore            --              119                698
Patti McGill Peterson       376              119                232
John W. Pratt                --              837                724
Dennis S. Aronowitz         118              119                 90
Richard P. Chapman, Jr.     350               --                 --
William J. Cosgrove         117              119                126
Gail D. Fosler              116              119                 85
Anne C. Hodsdon             116              119                 88
Richard S. Scipione          --               --                 --
Edward J. Spellman          120              121                102

The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Funds by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

None of the Nominees beneficially owned individually, and the Nominees and executive officers of each Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of any of the Funds as of April 22, 1996.

The Board of Trustees of each of the Funds held four meetings, during the last completed fiscal year of each Fund. With respect to each Fund no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of each Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

Each Fund has an Audit Committee of the Trustees. The Committee members for each Fund are: Messrs. Costle, Erdahl, Farrell, Glavin, Moore, Pratt and Ms. Peterson. Each of the members of each Audit Committee is an Independent Trustee. The Audit Committee of each Fund held two meetings during the last completed fiscal year of each Fund.

The functions performed by the Audit Committee of each Fund are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning each of the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by each Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and each Fund's officers and Trustees.

Each Fund has a Special Nominating Committee of the Trustees known as the Administration Committee (the "Committee"). The Committee members for each Fund are Messrs. Costle, Erdahl, Farrell, Glavin, Moore, Pratt and Ms. Peterson. All of the members of each of the Committees are Independent Trustees. The Committee of each Fund held four meetings during the last completed fiscal year of each Fund.

Included among the functions of the Committee of each Fund is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. Each Committee also coordinates with Trustees who are interested persons in the selection of Fund officers. Each Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

Executive Officers

The table below lists the executive officers of each Fund except for the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon). Information about Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning Nominees."


Name, Age and Position                         Principal Occupation During
With Each Trust                                    The Past Five Years              First Became an Officer
- ---------------                                    -------------------              -----------------------
Robert G. Freedman                           Vice Chairman and Chief Investment      Freedom Trust I: 1992
(age 57)                                     Officer, the Adviser and each of        Freedom Trust II: 1992
Vice Chairman and Chief Investment           the John Hancock funds; President,
Officer                                      the Adviser (until December 1994);
                                             Director, the Adviser, Advisers
                                             International, John Hancock Funds,
                                             Investor Services, SAMCorp and NM
                                             Capital; Senior Vice President, The
                                             Berkeley Group.

James B. Little                              Senior Vice President, the Adviser,     Freedom Trust I: 1992
(age 61)                                     The Berkeley Group, John Hancock        Freedom Trust II: 1992
Senior Vice President                        Funds, and Investor Services;
and Chief Financial Officer                  Senior Vice President and Chief
                                             Financial Officer, each of the John
                                             Hancock funds.

                                       14


Name, Age and Position                         Principal Occupation During
With Each Trust                                    The Past Five Years              First Became an Officer
- ---------------                                    -------------------              -----------------------

Thomas H. Drohan                             Senior Vice President and               Freedom Trust I: 1992
(age 59)                                     Secretary, the Adviser, The             Freedom Trust II: 1992
Senior Vice President                        Berkeley Group and each of the John
and Secretary                                Hancock funds; Senior Vice
                                             President, Investor Services, John
                                             Hancock Funds and John Hancock
                                             Distributors (until 1994);
                                             Director, Advisers International;
                                             Secretary, NM Capital.

John A. Morin                                Vice President, the Adviser,           Freedom Trust I: 1992
(age 45)                                     Investor Services, John Hancock        Freedom Trust II: 1992
Vice President                               Funds and each of the John Hancock
                                             funds; Compliance Officer, certain
                                             John Hancock funds; Counsel, John
                                             Hancock Mutual Life Insurance
                                             Company; Vice President and
                                             Assistant Secretary, The Berkeley
                                             Group.

Susan S. Newton                              Vice President and Assistant            Freedom Trust I: 1992
(age 46)                                     Secretary, the Adviser; Vice            Freedom Trust II: 1992
Vice President,                              President, Assistant Secretary and
Assistant Secretary                          Compliance Officer, certain John
and Compliance Officer                       Hancock funds; Vice President and
                                             Secretary, John Hancock Funds,
                                             Investor Services and John Hancock
                                             Distributors (until 1994);
                                             Secretary, SAMCorp; Vice President,
                                             The Berkeley Group.

James J. Stokowski                           Vice President, the Adviser; Vice     Freedom Trust I: 1992
(age 49)                                     President and Treasurer, each of      Freedom Trust II: 1992
Vice President and Treasurer                 the John Hancock funds.

Remuneration of Officers and Trustees

The following tables provide information regarding the compensation paid by each Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the fiscal year end of each Fund. Mr. Boudreau, Ms. Hodsdon, Mr. Scipione and each of the officers of the Funds are interested persons of the Adviser who are compensated by the Adviser and affiliates and receive no compensation from the Funds.


                                  Aggregate Compensation From Each Fund
                                    For Each Fund's Last Fiscal Year

                      Disciplined   Financial
                         Growth    Industries    Gold         Bank      Global
                         Fund         Fund       Fund         Fund       Fund
                         ----         ----       ----         ----       ----
Independent Trustee
- -------------------
Douglas M. Costle      $ 2,105      $     0    $  704      $13,754   $ 2,283
Leland O. Erdahl         2,105            0       704       13,754     2,283
Richard A. Farrell       2,183            0       731       14,218     2,367
William F. Glavin**      1,914            0       651       11,928     2,082
Dr. John A. Moore        2,105            0       704       13,754     2,283
Patti McGill Peterson    2,105            0       704       13,754     2,283
John W. Pratt            2,105            0       704       13,754     2,283

Total                  $14,622      $     0    $4,902      $94,916   $15,864
                       =======      =======    ======      =======   =======


                                                                           From Each Fund and
                        Global                               Special       Other Funds in the
                        Income  International  Short-Term  Opportunities    John Hancock Fund
                         Fund       Fund          Fund         Fund              Complex*
                         ----       ----          ----         ----              -------
Independent
Trustee
- -------
Douglas M. Costle        $ 2,190    $136         $ 2,003       $ 4,239          $ 41,750
Leland O. Erdahl         $ 2,190    $136         $ 2,003       $ 4,239          $ 41,750
Richard A. Farrell       $ 2,271    $143         $ 2,078       $ 4,396          $ 43,250
William F. Glavin        $ 2,020    $123         $ 1,835       $ 3,839          $ 37,500
Dr. John A. Moore        $ 2,190    $136         $ 2,003       $ 4,239          $ 41,750
Patti McGill Peterson    $ 2,190    $136         $ 2,003       $ 4,239          $ 41,750
John W. Pratt            $ 2,190    $136         $ 2,003       $ 4,239          $ 41,750

Total                    $15,241    $946         $13,928       $29,430          $289,500
                         =======    ====         =======       =======          ========


* Total compensation from each Fund and other John Hancock funds is as of December 31, 1995. As of such date there were sixty-one funds in the John Hancock fund complex, of which each of the Independent Trustees served twelve.

** As of December 31, 1995, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Glavin was $32,061 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

1 Under the Plan, the Independent Trustees may elect to defer the receipt of all or a portion of their Trustees' fees payable by each fund in the John

     Hancock fund complex. The value of an Independent Trustee's Plan account is determined by a hypothetical investment of the deferred Trustees' fees in certain John Hancock funds selected by the Independent Trustee from a list of designated funds. The Independent Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from that fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received and invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:

       Shares Assuming Hypothetical Investment of Deferred Trustees' Fees

                                      Special        Special
                         Growth     Opportunities     Value
Independent Trustee       Fund          Fund          Fund
- -------------------       ----          ----          ----

Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
William F. Glavin          648         1,309           566
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt


Trustees' Recommendation

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE.

Required Vote

Because your Fund is part of an overriding Trust, your vote will be counted on a Trust-wide basis. Shareholders of each Fund which is a series of a Trust vote together with each other Fund that is a series of the same Trust on the election of Trustees for their Trust. Shareholders of Funds which are series of different Trusts vote separately. Election of each Nominee of a Trust requires a plurality of votes of the shareholders of the entire Trust present at the meetings of the shareholders, provided that there is a quorum.

                  PROPOSALS 2(a), 2(b), 2(c), 2(d), 2(e), 2(f),
                                  2(g) and 2(h)

                 TO APPROVE NEW INVESTMENT MANAGEMENT CONTRACTS
                (For shareholders of each Fund voting separately)

                                    GENERAL

The investment portfolios of each of the Funds are managed by the Adviser pursuant to Advisory Agreements dated November 6, 1986, as restated January 1, 1994 (the "Existing Agreements"). The Existing Agreements were approved by shareholders of each Fund at meetings held on October 28, 1993.

At a meeting on March 5, 1996, the Trustees of each Fund, including the Independent Trustees, voted to approve, and to recommend that the shareholders of their respective Funds approve, the adoption of a new investment management contract for each Fund in the form attached to this Proxy Statement as Exhibit A (the "New Agreements"), in place of the Existing Agreements. The terms of the New Agreements are substantially identical, but would reflect: (1) greater flexibility to allocate certain legal and accounting expenses to each Fund, (2) differences in expense limitation provisions and (3) additional changes noted below to conform the Funds' investment management contracts to those of most other funds in the John Hancock fund complex. Material similarities and differences between the Existing Agreements and the New Agreements are set forth below.

                   MATERIAL SIMILARITIES BETWEEN THE EXISTING
                       AGREEMENTS AND THE NEW AGREEMENTS

Under the Existing Agreements and the New Agreements, the Adviser provides each Fund with a continuous investment program for the management of its assets. The Adviser provides overall investment advice and management of each Fund, subject to the overall supervision and review by the Trustees and to the Fund's investment objectives, restrictions and policies, as described in the Fund's prospectuses and statements of additional information.

The rate and terms of payment of the advisory fee paid to the Adviser by each Fund is identical under its Existing Agreement and the New Agreement. The advisory fee paid by each of the Funds is paid monthly at the annual rates described below.

                                                                    Amount of Advisory Fee
                                  Annual Rate                     Paid for Last Fiscal Year*
Fund                            of Advisory Fee                   --------------------------
- ----                            ---------------
Disciplined Growth Fund         0.75% of average daily net          $866,401
                                assets up to $500,000,000;          (0.75% of average daily net
                                and 0.65% on amounts in             assets)
                                excess of $500,000,000.

Gold Fund                       0.80% of average daily net          $354,905
                                assets up to $500,000,000;          (0.80% of average daily net
                                and 0.75% on amounts in             assets)
                                excess of $500,000,000.

Bank Fund                       0.80% of average daily net          $7,644,892
                                assets up to $500,000,000;          (0.78% of average daily net
                                and 0.75% on amounts in             assets)
                                excess of $500,000,000.

                                       18


Global Fund                     1.00% of average daily net          $1,169,884
                                assets up to $100,000,000;          (0.96% of average daily net
                                0.80% on the next                   assets)
                                $200,000,000; 0.75% on the
                                next $200,000,000 and
                                0.625% on amounts in
                                excess of $500,000,000.



                                       -16-


Global Income Fund              0.75% of average daily net          $840,527
                                assets up to $250,000,000;          (0.75% of average daily net
                                and 0.70% on amounts in             assets)
                                excess of $250,000,000.

International                   Fund 1.00% of average  daily net    $0
                                assets up to $250,000,000;          (0.00% of average daily net
                                0.80% on the next $250,000,000;     assets)
                                0.75% on the next  $250,000,000
                                and  0.625% on  amounts  in
                                excess of $750,000,000.

Short-Term Fund                 0.65% of average daily net          $682,732
                                assets up to $500,000,000;          (0.65% of average daily net
                                and 0.60% on amounts in             assets)
                                excess of $500,000,000.

Special Opportunities  Fund     0.80% of  average  daily net        $1,870,771
                                assets up to $500,000,000;          (0.80% of average  daily  net
                                0.75% on the  next $500,000,000;    assets)
                                and 0.70% on amounts in excess of
                                $1,000,000,000.

- -----------------------
*    The latest fiscal year of each Fund ended October 31, 1995.

Under each Agreement, the Adviser pays all expenses it incurs with respect to the performance of its duties thereunder, including expenses associated with office space and related equipment. The Funds bear all other material expenses as described in the Agreements (see Subsection A below). Each Agreement provides that such Agreement will be effective for a period of up to two years after its adoption and then for one year periods thereafter so long as it is annually approved by (i) a majority of the Independent Trustees of the applicable Fund and (ii) either (a) the Trustees of the Fund or (b) a 1940 Act Majority Shareholder Vote (as defined in the "Vote Required" section of this Proposal below) of the Fund or Funds. Each Agreement also provides that the Agreement may be terminated on 60 days' written notice without penalty by either a 1940 Act Majority Shareholder Vote of the affected Fund or Funds, the Trustees of the Fund(s) or the Adviser. Each Agreement automatically terminates upon assignment as defined by the 1940 Act. Each Agreement provides that the obligations of the affected Fund or Funds are not binding on the Trustees of the Fund(s), shareholders, officers, employees, agents or nominees of the Fund(s) as individuals but bind only the Trust (under the Existing Agreements) or the Fund (under each of the New Agreements) and its property.

              MATERIAL DIFFERENCES BETWEEN THE EXISTING AGREEMENTS
                             AND THE NEW AGREEMENTS

Under the Existing Agreements, the Adviser furnishes and bears the cost of personnel and related expenses to perform financial, tax and accounting functions. The Adviser compensates all such personnel who are employees of the Adviser or an affiliate of the Adviser. The Funds are responsible for paying expenses associated with any independent accountants. This allocation of expenses gives the Adviser little or no incentive to expand the scope, or to dedicate more personnel and facilities to the performance of accounting and financial services provided internally to the Funds. Instead, it creates an incentive to have accounting and financial services provided by outside vendors at a higher cost than would be charged by the Adviser for performing the same service internally.

The New Agreements provide that each Fund will be responsible for paying all fees and expenses associated with ordinary accounting, financial, tax services provided to the Funds, including an allocable portion of the cost of the Adviser's personnel performing such services for the Fund. Including this provision in the New Agreements will bring the Funds' expense allocation procedures into conformity with those of other John Hancock mutual funds. The new provision will allow the Trustees the flexibility to approve the payment of compensation to the Adviser for providing day-to-day accounting, financial, tax and bookkeeping services to the Funds. Although no proposal to compensate the Adviser for these services has yet been submitted to or approved by the Trustees of any Fund, the Adviser expects to present such a proposal in the fall of 1996.

As stated below, the Funds' expense ratios and the fees received by the Adviser will be slightly higher than they are now if the Trustees approve a proposal to compensate the Adviser for performing financial, accounting and tax services. However, because of the increased complexity of mutual fund accounting and taxation currently, it is expected that future costs to service these complexities which would be required to be performed by higher cost outside vendors will result in cost offset to the Funds. The cost savings may partly offset the additional cost associated with compensating the Adviser for financial, accounting and tax services provided by its personnel.

The New Agreements also provide that the Funds will bear the allocable cost of the Adviser's employees who render legal services to the Funds. Although the Adviser reserves the right to do so, the Adviser has no current intention of allocating these costs to the Funds during the Funds' current fiscal years and will not do so until the Trustees, including the Independent Trustees, approve the allocation. Accordingly, there will be no immediate increase in the Funds' expenses as a result of the inclusion of this provision in the New Agreements. In the event that the Adviser and the Funds agree to allocate these costs to the Funds in the future, the Funds' expenses will increase as a result. The extent of any resulting expense increase is indeterminable at this time. The New Agreements also provide that the Funds will be responsible for the expense of periodic calculations of the net asset value of the shares of the Funds. These expenses are included in the tables set forth below and in Exhibit B to this Proxy Statement.

Set forth in the chart below are the annual operating expenses paid by each Fund with respect to each of its classes of shares for its last completed fiscal year ending October 31, 1995 under the Existing Agreements. Also set forth in the chart below are the operating expenses that would have been paid by each Fund for the same period if the New Agreements had been in place. Increases in Fund expenses which would result from the allocation to the Funds of the costs of the Adviser's employees who render legal services to the Funds are not reflected under the "Operating Expenses under New Agreements" column below. Currently, these costs are not allocated to the Funds and the Adviser has no intention of allocating these costs to the Funds during the Funds' current fiscal years.


       Fund and
      Net Assets            Operating Expenses Under    Operating Expenses Under
   (as of 10/31/95)            Existing Agreements           New Agreements


 Disciplined Growth Fund
 Class A: $27,691,989         1.46% Class A Shares          1.48% Class A Shares
 Class B: $86,177,676         2.11% Class B Shares          2.13% Class B Shares

 Gold Fund
 Class A: $18,299,704         1.60% Class A Shares          1.62% Class A Shares
 Class B: $16,918,895         2.32% Class B Shares          2.34% Class B Shares

 Bank Fund
 Class A: $486,637,887        1.39% Class A Shares          1.41% Class A Shares
 Class B: $1,236,447,489      2.09% Class B Shares          2.11% Class B Shares

 Global Fund
 Class A: $93,597,600         1.87% Class A Shares          1.89% Class A Shares
 Class B: $24,569,722         2.57% Class B Shares          2.59% Class B Shares

 Global Income Fund
 Class A: $35,334,449         1.48% Class A Shares          1.50% Class A Shares
 Class B: $65,599,953         2.16% Class B Shares          2.18% Class B Shares

 International Fund
 Class A: $4,215,377          1.64% Class A Shares          1.64% Class A Shares
 Class B: $3,989,586          2.52% Class B Shares          2.52% Class B Shares

 Short-Term Fund
 Class A: $16,996,512         1.33% Class A Shares          1.35% Class A Shares
 Class B: $84,601,074         2.07% Class B Shares          2.09% Class B Shares

 Special Opportunities Fund
 Class A: $101,561,612        1.59% Class A Shares          1.61% Class A Shares
 Class B: $137,363,798        2.30% Class B Shares          2.32% Class B Shares


Exhibit B to this Proxy Statement contains comparative fee tables showing the amount of fees and expenses paid by each Fund under the Existing Agreements as a percentage of average net assets and the amount of fees and expenses shareholders would have paid indirectly if the New Agreements had been in effect and the Trustees had approved the compensation of the Adviser for its accounting services. Increases in Fund expenses which would result from the allocation to the Funds of the costs of the Adviser's employees who render legal services to the Funds are not reflected under the "New Agreements" column on Exhibit B. Currently, these costs are not allocated to the Funds and the Adviser has no intention of allocating these costs to the Funds during the Funds' current fiscal years. The information in the tables is an estimate based on actual expenses for the Funds' fiscal year ended October 31, 1995. Also set forth in Exhibit B is an illustrative example of expenses shareholders of each Fund would pay under the Existing Agreements and the New Agreements.

     B. Advisory Fee Limitations

     Under the Existing Agreements, if the total expenses of a Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year exceed the lowest expense limitation imposed by any state in which shares of the Fund are qualified for sale, the Adviser will pay or reimburse the Fund for that excess up to the amount of the advisory fees payable by the Fund during that fiscal year. The amount of the monthly advisory fee payable by the Fund will be reduced to the extent that the monthly expenses of the Fund, on an annualized basis, exceed the foregoing limitations. If at the end of the fiscal year, the expenses of the Fund are within the foregoing limitation, any excess amount previously withheld from the monthly advisory fee during such fiscal year will be paid to the Adviser.

     Under the New Agreements, this provision has been modified to state simply that the Adviser will adhere to applicable state law. It requires the Adviser to reduce its fee and make additional arrangements only as required in order to comply with applicable state law. This language incorporates the minimum requirements of state laws both as currently in effect and as they may be enacted or amended in the future. The Adviser may, however, make additional arrangements at its discretion to reduce expenses of the Funds beyond those required by state law. The New Agreements contain an additional provision permitting the Adviser to refrain from imposing all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Funds' expenses to any level the Adviser may specify. Any fee reduction or undertaking will constitute a binding modification of the applicable New Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time. Neither of these revised provisions will have any immediate effect on the advisory fee rates payable by the Funds or the expense ratios of the Funds.

     C. Other Differences Between the Existing Agreements and the New Agreements


     With respect to the calculation of the advisory fees to be paid under each of the New Agreements, the New Agreements provide that the "average daily net assets" of the Funds will be calculated on the basis set forth in the Funds' Prospectuses or otherwise consistent with the 1940 Act. The Existing Agreements provide no description of how the Funds' "average daily net assets" will be calculated.

     Each Agreement provides that the Adviser may provide investment advisory services to other clients; however, the New Agreements further provide that the Adviser may provide services to other investment companies and that the officers, directors and employees of the Adviser and its parent may continue to engage in providing portfolio management services to other investment companies. The New Agreements also provide that the Adviser is under no obligation to acquire any particular investment on behalf of a Fund if, in the Adviser's sole discretion, it is not feasible or desirable to acquire a position in that investment on behalf of the Fund.

     The New Agreements provide that, in connection with the purchase or sale of securities for the account of the Funds, neither the Adviser nor any of its subsidiaries, directors, officers or employees will act as principal or agent or receive any commission except as the 1940 Act permits. If the Adviser advises persons concerning shares of the Funds, the Adviser will be acting solely on its own behalf and not on behalf of the Funds. The New Agreements further state that the Adviser and its affiliates can buy, sell and trade securities for their own accounts.

     The New Agreements provide that the Adviser may subcontract some of its work for the Funds to other investment advisers. The New Agreements also specifically provide that the subcontract must be signed by the Fund that is a party thereto and the Adviser, approved by the vote of a majority of the Trustees who are not interested persons of the Adviser, the subadviser or the Fund and by a 1940 Act Majority Shareholder Vote of the applicable Fund. The New Agreements further provide that any fee, compensation or expense to be paid to a subadviser will be paid by the Adviser (not by the Funds). The Existing Agreements do not contain any provision regarding subcontracting or sub-advisers.

     Each New Agreement provides that each Fund may use the name "John Hancock" or names similar to those of John Hancock Advisers, Inc. or John Hancock Mutual Life Insurance Company only while the Agreement is in effect. John Hancock Mutual Life Insurance Company reserves the right to grant nonexclusive rights to use of the name "John Hancock" to other investment companies and entities.

     Each Agreement limits the liability of the Adviser for any error of judgment, mistake of law or loss to any Fund unless such liability arises out of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations under the Agreement. Each Existing Agreement further provides that nothing in the Agreement protects any Trustee or officer of the Fund against any liability to which that person might be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of that person's obligations under the Agreement. The New Agreements contain no such exception because it serves no purpose; such Trustees and officers are not parties to, and do not assume any liabilities under, the New Agreements. The New Agreements clarify that individuals who are employees of either a Fund or the Adviser will be deemed to be acting solely for the Fund when acting within the scope of their employment by the Fund and not as employees or agents of the Adviser.

     Each Existing Agreement provides that the Agreement may be amended as to any Fund by a 1940 Act Majority Shareholder Vote of that Fund. The New Agreements specifically require that the Adviser agree to the amendment and also require that any amendment be in writing. The New Agreements further provide that no amendment, transfer, assignment, sale, hypothecation or pledge of an Agreement will be effective until approved by (i) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, and (ii) a 1940 Act Majority Shareholder Vote of the applicable Fund.

     The New Agreements clarify that a Fund is not liable for obligations of any other series of its Trust and no other series of the Trust is liable for the Fund's obligations under the Agreements. The New Agreements contain other miscellaneous provisions including a provision that the obligations of each Fund are not personally binding on shareholders, and provisions establishing governing law and the severability of provisions. The Existing Agreements do not contain any similar provisions.

     The form and style of the New Agreements is substantially different from the form and style of the Existing Agreements.

     Each of the changes described under this subsection C reflect an effort to provide the Funds with an up-to-date investment management contract which conforms substantially to the contracts of the other John Hancock funds.

     If approved, the New Agreements will each become effective on July 1, 1996.

     For the text of the New Agreements, see Exhibit A attached to this Proxy Statement. This description of the New Agreements and comparison to the Existing Agreements are qualified in their entirety by reference to Exhibit A.

Trustees' Evaluation and Recommendation

At the meeting of the Trustees on March 5, 1996, the Trustees, including the Independent Trustees, approved the New Agreements. In making this determination, the Trustees considered several factors as described below.

The Trustees considered the fact that while the expenses borne by the Funds will increase under the New Agreements, the Adviser will be able to continue providing the Funds with a high level of service and will be better able to provide the Funds with accounting, legal and other technical support. The Trustees also considered the fact that under the New Agreements there is more incentive to have the Adviser provide the Funds with accounting and legal services rather than having such services provided by more costly outside vendors. The Trustees believe that improving the already high quality of professional services provided to the Funds by the Adviser will benefit the Funds and ultimately the shareholders.

The Trustees also considered the fact that the New Agreements contain provisions which are substantially similar to the management contracts of the other funds in the John Hancock fund complex. Adopting the New Agreements will therefore provide more uniformity amongst the funds in the John Hancock fund complex and make administration of the funds more efficient.

The Trustees also considered the benefits to the Adviser of the New Agreements. The benefits include the fact that the Funds may pay a portion of the costs associated with the Adviser's accounting and legal personnel and that the New Agreements are substantially similar to the management contracts of other funds in the John Hancock fund complex. While these factors will benefit the adviser, the Funds will also benefit as described above. Based on these and other factors they deem relevant, the Trustees believe the New Agreements to be reasonable, fair and in the best interests of the Funds' shareholders.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSAL ADOPTING THE NEW AGREEMENTS FOR THEIR FUND.

Vote Required

Approval of Proposals 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g) and 2(h) requires the affirmative vote of a majority of the outstanding voting securities of the respective Funds. For purposes of approving these Proposals, a majority of outstanding voting securities shall mean for each Fund the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting if at least 50% of all outstanding shares of the Fund are represented at the Meeting or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting (a "1940 Act Majority Shareholder Vote").

The Investment Adviser

The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group ("The Berkeley Group"), which is a wholly-owned subsidiary of John Hancock Asset Management. John Hancock Asset Management is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly-owned subsidiary of John Hancock
Mutual Life Insurance Company (the "Life Company"). The address of the Adviser is 101 Huntington Avenue, Boston, Massachusetts 02199. The address of the other entities is John Hancock Place, Boston, Massachusetts 02117. The directors of the Adviser and their principal occupations or employment are set forth under the caption "Directors of the Adviser." The Adviser provides investment advisory services to other mutual funds with investment objectives substantially identical to those of the Funds. See Exhibit C for a list of those funds and the advisory fee rates paid by those funds.

Brokerage Commissions on Portfolio Transactions

During the fiscal year ended October 31, 1995 of each Fund, none of the Funds paid brokerage commissions to affiliated brokers.

Other Material Payments by the Funds to the Adviser and Affiliates of the Adviser For the fiscal year ended October 31, 1995, the Funds paid the following amounts to John Hancock Funds for distribution related services on behalf of Class A, Class B and Class C shares, if any:


Disciplined Growth Fund            $   74,479      Class A Shares
                                   $  873,032      Class B Shares

Gold Fund                          $   49,874      Class A Shares
                                   $  274,154      Class B Shares

Bank Fund                          $  849,533      Class A Shares
                                   $7,028,080      Class B Shares

Global Fund                        $  280,610      Class A Shares
                                   $  270,868      Class B Shares

Global Income Fund                 $   58,434       Class A Shares
                                   $  917,508      Class B Shares

International Fund                 $   13,071      Class A Shares
                                   $   36,778      Class B Shares

Short-Term Fund                    $   48,128      Class A Shares
                                   $  879,073      Class B Shares

Special Opportunities              $  296,691      Class A Shares
Fund                               $1,348,679      Class B Shares


It is expected that John Hancock Funds will continue to provide these services to the Funds.

Directors of the Adviser

Edward J. Boudreau, Jr., Chairman of the Funds, the principal executive officer of the Adviser. Mr. Boudreau's principal occupations and address, as well as those of the other Directors of the Adviser, are set forth below.

Edward J. Boudreau, Jr.                 Chairman and Chief Executive
101 Huntington Avenue                   Officer, the Adviser and The
Boston, MA 02199                        Berkeley Group; Chairman and
                                        Managing Director, John Hancock
                                        Advisers International Ltd.;
                                        Chairman, John Hancock Funds and
                                        Investor Services (collectively,
                                        the "Affiliated Companies");
                                        Chairman, NM Capital Management,
                                        Inc.; Chairman, Sovereign Asset
                                        Management Corporation; and
                                        Chairman, First Signature Bank &
                                        Trust.

Stephen L. Brown                        Chairman and Chief Executive
John Hancock Place                      Officer, the Life Company;
Boston, MA 02117                        Director, the Adviser and the
                                        Affiliated Companies; Trustee, The
                                        Berkeley Group and John Hancock
                                        Asset Management.

Foster L. Aborn                         Vice Chairman, Director and
John Hancock Place                      President, Investment and Pension
Boston, MA  02117                       Sector, the Life Company; Director,
                                        the Adviser, Independence
                                        Investment Associates, Inc., John
                                        Hancock Funds, Investor Services,
                                        and John Hancock Subsidiaries,
                                        Inc.; Trustee, The Berkeley Group
                                        and John Hancock Asset Management;
                                        Director, Hancock Venture Partners,
                                        Inc.; Director, John Hancock
                                        Capital Growth Management, Inc.;
                                        and Director, John Hancock Capital
                                        Corp. and John Hancock Freedom
                                        Securities Corp.

David F. D'Alessandro                   Director and Senior Executive Vice
John Hancock Place                      President, Retail Sector, the Life
Boston, MA 02117                        Company; Director, the Adviser and the
                                        Affiliated Companies; Trustee, the
                                        Berkeley Group.

Richard S. Scipione                     Director, the Adviser, NM Capital
John Hancock Place                      Management, Inc., Sovereign Asset
Boston,                                 MA 02117 Management Corporation and
                                        Investor Services; General Counsel,
                                        the Life Company; and Trustee, The
                                        Berkeley Group.

Thomas E. Moloney                       Chief Financial Officer, the Life
John Hancock Place                      Company; Director, the Adviser and
Boston, MA 02117                        the Affiliated Companies; Chairman,
                                        John Hancock Property & Casualty,
                                        Inc.; Director, Maritime Life Insurance
                                        Company; and Trustee, The Berkeley
                                        Group.

John M. DeCiccio                        Senior Vice President, Investment
John Hancock Place                      and Pension Group, the Life Company;
                                        Director, the Adviser and the
                                        Affiliated Companies; and Trustee,
                                        The Berkeley Group.

Jeanne M. Livermore                     Senior Vice President, Group
John Hancock Place                      Pension Guaranteed and Stable Value
Boston, MA  02117                       Products, the Life Company;
                                        Director, the Adviser, the
                                        Affiliated Companies and John
                                        Hancock Advisers International
                                        Ltd.; and Trustee, The Berkeley
                                        Group.

John Goldsmith                          Chairman and Chief Executive
One Beacon Street                       Officer, John Hancock Freedom
Boston, MA 02108                        Securities Corp.; Director, the
                                        Adviser and the Affiliated
                                        Companies; and Trustee, The
                                        Berkeley Group.

Richard O. Hansen                       Vice President, Managerial
John Hancock Place                      Department, the Life Company;
Boston, MA 02117                        Director, the Adviser and the
                                        Affiliated Companies; and Trustee,
                                        The Berkeley Group.

William C. Fletcher                     Director, the Adviser, John Hancock
53 State Street                         Funds, Investor Services; President
Boston, MA 02109                        and Director, Independence
                                        Investment Associates, Inc.;
                                        Trustee, The Berkeley Group;
                                        Trustee, President and Chief
                                        Executive Officer, John Hancock
                                        Asset Management; and Director,
                                        Hancock Natural Resource Group,
                                        Inc. and John Hancock Energy
                                        Resources Management, Inc.

Robert G. Freedman                      Vice Chairman and Chief Investment
101 Huntington Avenue                   Director, the Adviser; Director,
Boston, MA 02199                        the Adviser, NM Capital Management,
                                        Inc., Sovereign Asset Management
                                        Corporation and the Affiliated
                                        Companies; Senior Vice President,
                                        The Berkeley Group; and Director,
                                        John Hancock Advisers International
                                        Ltd.

Robert H. Watts                         President, Chief Executive Officer
John Hancock Place                      and Director, John Hancock
Boston, MA 02117                        Distributors, Inc.; Director,
                                        the Adviser and the Affiliated
                                        Companies and Senior Vice President,
                                        the Life Company.

David A. King                           President, Chief Executive Officer
101 Huntington Avenue                   and Director, Investor Services;
Boston, MA 02199                        Director, the Adviser and the
                                        Affiliated Companies.

In addition to Messrs. Boudreau and Freedman, the following persons are officers, trustees and/or directors of the Funds and the Adviser: Anne C. Hodsdon, President of the Funds and President and Chief Operating Officer of the Adviser; Thomas H. Drohan, Senior Vice President and Secretary of the Funds and the Adviser; James B. Little, Senior Vice President and Chief Financial Officer of the Funds and Senior Vice President of the Adviser; John A. Morin, Vice President of the Funds and Executive Vice President of the Adviser; Susan S. Newton, Vice President, Assistant Secretary and Compliance Officer of the Funds and Vice President and Assistant Secretary of the Adviser; and James J. Stokowski, Vice President and Treasurer of the Funds and Vice President of the Adviser.

                          PROPOSALS 3(a), 3(b) and 3(c)

              APPROVING AMENDED AND RESTATED DECLARATIONS OF TRUST

             (For shareholders of Disciplined Growth Fund, Financial
                 Industries Fund, Gold Fund and Bank Fund voting
                together and shareholders of Global Fund, Global
              Income Fund, International Fund, Short-Term Fund and
                 Special Opportunities Fund voting together and
                shareholders of Discovery Fund, in each case with
                  each other series in their respective Trusts)


                                    GENERAL

The Master Trust Agreements of the Funds (collectively, the "Current Declarations") have not changed significantly since they were last amended and restated on September 10, 1991 with respect to Disciplined Growth Fund,
Financial Industries Fund, Gold Fund and Bank Fund and Global Fund, Global Income Fund, International Fund, Short-Term Fund and Special Opportunities Fund and May 14, 1991 with respect to Discovery Fund. The Current Declarations are proposed to be amended and restated (as amended and restated, the "Amended Declarations") to provide the Trustees with greater flexibility to manage their respective Funds and to take advantage of potential investment opportunities. This enhanced flexibility may result in the more efficient operation of the Funds and lower costs. In addition, the Amended Declarations contain more modern provisions then the Current Declarations. The Amended Declarations also substantially conform to the governing documents of other funds in the John Hancock fund complex.

In connection with the adoption of the Amended Declarations, the Trustees of each Fund will amend their respective By-Laws to conform them as needed to the Fund's Amended Declaration. The Amended Declarations, each of which is substantially in the form attached to this Proxy Statement as Exhibit D, will become effective on July 1, 1996, if approved by the shareholders.

The description of the Amended Declaration of each Fund is qualified in its entirety by the full text of the proposed Amended Declaration set forth as Exhibit D to this Proxy Statement.

                    MATERIAL DIFFERENCES BETWEEN THE CURRENT
                   DECLARATIONS AND THE AMENDED DECLARATIONS

Each Current Declaration is substantially similar to the other Current Declarations. The Amended Declarations would be substantially identical to each other. Set forth below is a description of the material differences among the Current Declarations and the Amended Declarations. Differences among each of the Current Declarations are also described where appropriate.

     A.   Shareholder Voting Rights

     (i)  Merger, Consolidation, Sale of Assets

     The Amended Declaration of each Fund would provide that the Fund could merge or consolidate into, or sell, lease or exchange all or substantially all of its assets to any other entity when authorized by (a) a vote of the holders of two-thirds of the Fund's outstanding shares present at a meeting called to consider the question, (b) a written consent signed by the holders of two-thirds of the Fund's outstanding shares, or (c) a 1940 Act Majority Shareholder Vote or written consent of the same proportion of shareholders of the Fund if the merger, consolidation or sale, lease or exchange of assets is recommended by the Fund. No prior shareholder approval would be required if another entity merged or consolidated into or sold, leased or exchanged all or substantially all of its assets to the Fund.

     The Current Declaration of each Fund, except for International Fund, Special Opportunities Fund and Discovery Fund, requires the Fund to obtain a 1940 Act Majority Shareholder Vote before either (a) merging or consolidating into or selling all or substantially all of its assets to another entity or (b) having another entity merge or consolidate into or sell all or substantially all of its assets to the Fund. The Current Declaration of Discovery Fund does not require prior shareholder approval in the event that another entity is merging or consolidating into or selling all or substantially all of its assets to Discovery Fund.

     The Amended Declaration of each Fund would also provide that the Fund may, without prior shareholder approval, create another entity and then merge or consolidate into or sell all or substantially all of its assets to the new entity. The Fund could also contract with the new entity. The Current Declarations have no similar provisions.

     (ii) Termination of a Fund or Class of Shares

     The Amended Declaration of each Fund would provide that the Fund or any class of shares of the Fund may be terminated by (a) a vote of the holders of two-thirds of the outstanding shares of the Fund or class present at a meeting called to consider the question, (b) a written consent signed by the holders of two-thirds of the Fund's or class' outstanding shares, or (c) a 1940 Act Majority Shareholder Vote or written consent of the same proportion of shareholders of the Fund or class if the termination is recommended by the Fund's Trustees. The Fund or class could also be terminated without prior shareholder approval upon notice to shareholders by means of a written instrument signed by a majority of the Fund's Trustees, stating that the Trustees have determined that continuing the Fund or class is not in the best interests of the Fund or class or their respective shareholders. In addition, the Trustees could abolish any series or class of shares if there are no shares of such series or class outstanding by means of a written instrument executed by a majority of the Trustees.

     The Current Declaration of each Fund provides that the Fund or any class of shares of the Fund may be terminated by a majority of the Trustees, subject to an affirmative 1940 Act Majority Shareholder Vote of the shares of the Fund or class.

     (iii) Amendment of Declaration of Trust

     The Amended Declaration of each Fund would provide that the Declaration may be amended upon approval of a majority of the Trustees of the Fund without prior shareholder approval. However, the Trustees may not adopt amendments to the Amended Declaration which would (1) impair the voting or other rights of shareholders prescribed by law, or (2) impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Funds or (3) permit assessments upon shareholders.

     The Current Declaration of each Fund provides that the Declaration may be amended upon the approval of a majority of the Fund's Trustees without prior shareholder approval, unless such amendment would repeal the limitations on personal liability of any shareholder or Trustee or would repeal the prohibition on assessments upon shareholders. If the amendment would repeal these rights, then the prior consent of each shareholder or Trustee affected is required. In addition, any amendment to the Declaration that would adversely affect the rights of shareholders requires the prior affirmative vote of holders of a majority of the Fund's shares entitled to vote.

     (iv) Establishment of Series and Classes

     The Amended Declaration and Current Declaration of each Fund provides that the Trustees may establish and designate additional series of the Fund and additional classes of shares. The Current Declaration further provides that if such establishment and designation would adversely effect any of the already established series or classes, then prior approval of holders of a majority of the shares of the affected series or class is required. The Amended Declarations would not contain a similar provision.

     (v)  Acquisition of Assets

     The Amended Declaration of each Fund would provide that the Trustees may issue shares to another party in exchange for other assets and businesses. The Current Declarations do not contain a similar provision.

     (vi) Voting Procedures

     The Amended Declaration of each Fund would provide that, with certain exceptions, all shares of all classes of all Funds vote together as a single class. With respect to matters which affect a single Fund or class or which affect only certain Funds or classes identically, only the shareholders of the affected Fund(s) or class(es) will be entitled to vote.

     The Current Declaration of each Fund provides that, with certain exceptions, shareholders of each Fund vote separately from other Funds. With respect to matters affecting only certain Funds or classes, only the affected Fund(s) or class(es) will vote.

     B.   Redemption and Repurchase of Shares

     The Amended Declaration for each Fund would provide that in the event redemptions are suspended by the Fund, shareholders could revoke any application for redemption of shares not honored prior to the suspension and resubmit the redemption request when the suspension is lifted and the price might be more favorable. The Current Declarations do not contain similar provisions.

     The Amended Declaration for each Fund would provide that the Trustees could withhold from any redemption proceeds any amounts arising from liability of the redeeming shareholder to the Fund or in connection with any tax withholding requirements. The Amended Declaration would also provide that account administration fees and other similar charges could be deducted directly from the income and other distributions paid to a shareholder's account. The Current Declarations do not contain similar provisions.

     In addition to the material differences described above, there are other substantive and stylistic differences between the Amended Declarations and the Current Declarations. You are urged to review the form of Amended Declaration attached to this Proxy Statement as Exhibit D.

Trustees' Evaluation and Recommendation

     At a meeting of the Trustees of each Fund held on March 5, 1996, the Trustees, including the Independent Trustees of each Fund approved, and voted to recommend to shareholders that they approve, a proposal to amend and restate their respective Current Declaration. In taking this action and making this recommendation, the Trustees considered the likelihood that the Amended Declarations will result in more efficient and economical operation of the Funds by giving the Trustees more flexibility to manage the Funds and adapt their respective Declarations to changes in applicable law, industry developments and other changes. This greater flexibility should reduce the need for costly and time-consuming proxy solicitations and shareholders' meetings.

Approval of the Amended Declarations will not result in changes in the Trustees, officers, investment programs and services or any operations and services of the Funds that are described in the Funds' current Prospectuses.

If the proposed changes are not approved by the shareholders, each Current Declaration will continue in its existing form. Alternatively, the Trustees may consider submitting to shareholders at a future meeting other proposals to amend and restate the Current Declarations.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE ADOPTION OF THE AMENDED AND RESTATED DECLARATION OF TRUST.

Vote Required

Approval of Proposals 3(a), 3(b) and 3(c) requires an affirmative 1940 Act Majority Shareholder Vote of, respectively, (i) the aggregate shares of Disciplined Growth Fund, Financial Industries Fund, Gold Fund and Bank Fund, together with each other series of Freedom Trust I, (ii) the aggregate shares of Global Fund, Global Income Fund, International Fund, Short-Term Fund and Special Opportunities Fund, together with each other series of Freedom Trust II, and
(iii) Discovery Fund.



                                   PROPOSAL 4

                ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION
                        ON INVESTING IN A SINGLE CLASS OF
                             SECURITIES OF AN ISSUER
                  (For shareholders of Disciplined Growth Fund,
            Gold Fund, Bank Fund, and Global Fund voting separately)

Each of Disciplined Growth Fund, Gold Fund, Bank Fund and Global Fund has a fundamental investment restriction regarding investing in a single class of securities of an issuer which states that the Funds may not:

     Acquire more than 5% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences, and with respect to the Global Fund, all preferred stocks of an issuer shall be deemed a single class.

At the meeting of the Trustees on March 5, 1996, the Trustees voted to approve, and to recommend to shareholders of each of Disciplined Growth Fund, Gold Fund, Bank Fund and Global Fund that they approve, the elimination of the Funds' fundamental investment restriction regarding investing in a single class of securities of an issuer.

Neither the 1940 Act nor state "blue sky" laws currently require that the Funds have the above investment restriction. This change is being proposed to permit the Funds to acquire more than 5% of the securities of a single class of an issuer (subject to 1940 Act and tax diversification policies). While the Fund's exposure to loss in the event of the bankruptcy, liquidation or default of an issuer increases with the amount of the Fund's investment in the issuer, the Fund will acquire more than 5% of the securities of a single class of an issuer only to the extent that the Adviser believes that such an investment would be beneficial to the Funds. The Trustees believe that the Funds would benefit from more flexible restrictions on investments in a single issuer and from conforming its diversification restrictions more closely to those of other John Hancock funds.

Trustees' Recommendation

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS APPROVE THIS PROPOSAL TO ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION LIMITING THE AMOUNT OF INVESTMENTS IN A SINGLE CLASS OF SECURITIES OF AN ISSUER.

Required Vote

Approval of Proposal 4 requires a 1940 Act Majority Shareholder Vote of each of Gold Fund, Bank Fund, Disciplined Growth Fund and Global Fund.

                                   PROPOSAL 5

            REDESIGNATION AS NONFUNDAMENTAL OF FUNDAMENTAL INVESTMENT
             RESTRICTION ON INVESTING IN OTHER INVESTMENT COMPANIES
           (For shareholders of Disciplined Growth Fund, Global Fund,
            Global Income Fund and Short-Term Fund voting separately)

Each of Disciplined Growth Fund, Global Fund, Global Income Fund and Short-Term Fund currently has an existing fundamental investment restriction regarding investments in investment companies which states that the Funds may not:

Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of a Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, a Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions. At the meeting of the Trustees on March 5, 1996, the Trustees voted to approve, and to recommend to shareholders of Disciplined Growth Fund, Global Fund, Global Income Fund and Short-Term Fund that they approve, the redesignation as nonfundamental of the above fundamental investment restriction. If redesignated as proposed, the Trustees would amend the nonfundamental restriction to provide that each Fund may not:

     Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of

     Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

This change is being proposed to provide the Funds with additional investment and administrative flexibility. Currently, the Funds may only invest in securities of other open-end investment companies in connection with a merger, consolidation, acquisition or reorganization. The Funds may invest in the securities of closed-end investment companies subject to certain percentage and other limitations. The change set forth in this Proposal would permit investment by the Funds in securities of open-end and closed-end investment companies subject to the percentage limitations set forth in the nonfundamental restriction. The percentage limitations would not apply in cases of a merger, consolidation, acquisition or reorganization or with respect to investment by the Funds of any cash collateral they are holding in open-end investment companies. Even though the purchase of securities of other investment companies by the Funds may involve the duplication of some fees and expenses, the Trustees believe that approval of this Proposal would be beneficial to the Funds, because the Funds will have more flexibility to invest in securities of other investment companies and will be better able to take advantage of potential investment opportunities. In addition, by making this investment restriction nonfundamental, the Trustees will be able to amend the restriction without incurring the delay and cost of obtaining prior shareholder approval. The
Trustees believe that approval of this Proposal would be beneficial to shareholders of the Funds.

Trustees' Recommendation

THE TRUSTEES  RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS APPROVE THIS PROPOSAL
TO  REDESIGNATE  AS  NONFUNDAMENTAL   AND  THEN  AMEND  THE  FUNDS'  FUNDAMENTAL
INVESTMENT RESTRICTION ON INVESTING IN OTHER INVESTMENT COMPANIES.

Required Vote

Approval of Proposal 5 requires a 1940 Act Majority Shareholder Vote of each of Disciplined Growth Fund, Global Fund, Global Income Fund and Short-Term Fund.

                                   PROPOSAL 6

                  AMENDING THE FUNDAMENTAL INVESTMENT OBJECTIVE
                              OF GLOBAL INCOME FUND
                    (For shareholders of Global Income Fund)

At the meeting on March 5, 1996, the Trustees of Global Income Fund, including the Independent Trustees, voted to approve, and voted to recommend to Global Income Fund's shareholders that they approve, a proposal to amend the Fund's investment objective and to redesignate the investment objective as nonfundamental.

Proposed Amended Investment Objective

Global Income Fund's current investment objective (the "Current Objective") is to:

     ...achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of high quality, fixed income securities. Normally, the Fund will invest in fixed income securities denominated in at least three currencies or multi-currency units, including the U.S. Dollar.


The Fund's proposed investment objective (the "Proposed Objective") would be to:

     ...achieve a high total investment return, a combination of current income and capital appreciation.

Currently, the Fund will normally invest at least 65% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments or institutions. The Fund may only invest in debt securities which are high grade and which are rated either A or better by Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Adviser to be of similar creditworthiness. If the Proposed Objective is approved, the Fund will be able to invest in lower-rated and non-investment grade debt securities, commonly referred to as "emerging market" or "junk" bonds. The Trustees of the Fund will add a nonfundamental investment policy to the Fund's currently existing investment policies allowing the Fund to invest up to 35% of its total assets in "emerging market" or "junk" bonds if the Proposed Objective is approved by shareholders.

In  making  their  determination  to  recommend  this  Proposal,   the  Trustees
considered the fact that, by being restricted to investing only in debt securities that are highly rated, the Fund is unable to take advantage of many investment opportunities. The Trustees expect that the Proposed Objective will give the Fund greater flexibility to take advantage of a broader range of global investment opportunities while maintaining the proven investment selection process and focused portfolio management style currently used by the Fund.

The Trustees also considered the fact that lower-grade and non-investment grade debt securities are speculative and entail risks greater than those of higher quality debt, including a higher risk of issuer default. Lower-grade and non-investment grade debt securities, however, offer investors the potential of higher income and returns than is generally the case with higher quality debt. If this Proposal is approved, the Fund will be able to maintain a more balanced portfolio.

The Trustees also reviewed the investment objectives and policies of competing non-proprietary global income funds. Most of such other funds have the flexibility to invest in lower-grade and non-investment grade debt and most are permitted to invest up to 35% of their assets in non-investment grade debt. The Fund, therefore, is at a competitive disadvantage. If this Proposal is approved, the Fund will be conforming its investment objective and policies to those of most other non-proprietary global income funds and will be in a better position to compete with such funds. Although there can be no certainty, the Trustees believe that the Fund will be in a better position to capture a greater share of the global income fund market and to increase its asset size if this Proposal is adopted. An increase in asset size of the Fund may enable the Fund to take advantage of economies of scale and thereby reduce costs.

The Proposed Objective will be nonfundamental, which means that the investment objective may be changed at the discretion of the Trustees without a shareholder vote. The Trustees believe that the ability to change the Fund's investment objective will enable the Fund to better respond to changing economic and market conditions without incurring the expense and delay associated with holding a shareholders' meeting. If the Trustees were to decide at some future date to amend the Fund's investment objective, no change would become effective until the Fund's prospectus and statement of additional information had been amended or supplemented to disclose the change.

The name of the Fund will change to John Hancock World Bond Fund, as of July 1, 1996.

Trustees' Recommendation

THE TRUSTEES RECOMMEND THAT GLOBAL INCOME FUND'S SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF GLOBAL INCOME FUND AND REDESIGNATE IT AS NONFUNDAMENTAL.

Vote Required

Approval of Proposal 6 requires a 1940 Act Majority Shareholder Vote of Global Income Fund.

                                  OTHER MATTERS

The Fund's management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Fund's management will be glad to hear from them and to provide further information.

                        PROXIES AND VOTING AT THE MEETING

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the applicable Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby in favor of the matters set forth in Proposals 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h), 3(a), 3(b), 3(c), 4, 5 and 6 and for the Nominees in
Proposal 1, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

In addition, John Hancock Mutual Life Insurance Company (the "Life Company") will vote shares of any of the Funds held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Fund shares held by all such accounts for which proxies have been received. The Fund shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for any Fund, the persons named as proxies with respect to the Fund may vote those proxies that have been received to adjourn the Fund's Meeting to a later date. In the event that a quorum is present but sufficient votes by a Fund's shareholders in favor of Proposals 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h), 3(a), 3(b), 3(c), 4, 5 and 6 and
for the Nominees in Proposal 1 have not been received, the persons named as proxies with respect to the Fund will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote for a Fund may be taken on one or more of the Proposals prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shares of beneficial interest of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to each Fund at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to the Proposal, but will not be counted as a vote in favor of a Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the Proposal.

If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected as a Trustee of a

Fund or a Proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority Shareholder Vote definition. However, in determining whether a Proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority Shareholder Vote definition, a "broker non-vote" will have the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered outstanding shares.

In addition to the solicitation of proxies by mail or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the  Fund or by  personnel  of the  Adviser,  John  Hancock  Funds  or  Investor
Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. None of the Funds has sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                             SHAREHOLDERS' PROPOSALS

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


Boston, Massachusetts
May 17, 1996
                    JOHN HANCOCK DISCIPLINED GROWTH FUND
                    JOHN HANCOCK FINANCIAL INDUSTRIES FUND
                    JOHN HANCOCK GOLD & GOVERNMENT FUND
                    JOHN HANCOCK REGIONAL BANK FUND
                    JOHN HANCOCK GLOBAL FUND
                    JOHN HANCOCK GLOBAL INCOME FUND
                    JOHN HANCOCK INTERNATIONAL FUND
                    JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
                    JOHN HANCOCK SPECIAL OPPORTUNITIES FUND
                    JOHN HANCOCK DISCOVERY FUND

                                    EXHIBIT A


                                 [NAME OF FUND]
                          (a series of [Name of Trust])

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                                                    July 1, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199


                         INVESTMENT MANAGEMENT CONTRACT

Ladies and Gentlemen:

[Name of Trust] (the "Trust"), of which [Name of Fund] (the "Fund") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest, no par value, may be divided into series, each series representing the entire undivided interest in a separate portfolio of assets. This Agreement relates solely to the Fund.

The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.


Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

1. DELIVERY OF DOCUMENTS. The Trust has furnished the Ad- viser with copies, properly certified or otherwise authenticated, of each of the following:

     (a) Master Trust Agreement, dated ____________, as amended from time to time (the "Declaration of Trust");

     (b)  By-Laws of the Trust as in effect on the date hereof;

     (c) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of this Agreement;

     (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

     (e)  The Trust's Code of Ethics.

The Trust will furnish to the Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. INVESTMENT AND MANAGEMENT SERVICES. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

     (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio se-
          curities, alone or in consultation with any subad- viser or subadvisers appointed pursuant to this Agreement and subject to the provisions of any sub- investment management contract respecting the re- sponsibilities of such subadviser or subadvisers;

     (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

     (c) provide administration of the day-to-day investment operations of the Fund;

     (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

     (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

     (f) consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, PROVIDED that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

     (g) provide office space and office equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

     (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

     (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including subparagraphs (b)(5),
          (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

     (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

     (k) oversee, and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund;

     (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund; and

     (m) appoint and employ one or more sub-advisors satisfactory to the Fund under sub-investment management agreements.

3.   EXPENSES PAID BY THE ADVISER. The Adviser will pay:

     (a) the compensation and expenses of all officers and employees of the Trust;

     (b) the expenses of office rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund; and

     (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder.

4. EXPENSES OF THE FUND NOT PAID BY THE ADVISER. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Adviser will not be required to pay under this Agreement:

     (a) any and all expenses, taxes and governmental fees incurred by the Trust or the Fund prior to the ef- fective date of this Agreement;

     (b) without limiting the generality of the foregoing clause (a), the expenses of organizing the Trust and the Fund (including without limitation, legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (b)), of initially registering shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

     (c) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement, such term shall have the meaning specified in the 1940 Act) of the Adviser and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

     (d) legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of its employees rendering such services to the Fund);

     (e) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

     (f) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

     (g) the cost of preparing and mailing dividends, dis- tributions, reports, notices and proxy materials to shareholders of the Fund;

     (h)  brokers' commissions and underwriting fees;

     (i) the expense of periodic calculations of the net asset value of the shares of the Fund; and

     (j) insurance premiums on fidelity, errors and omis- sions and other coverages.

5. COMPENSATION OF THE ADVISER. [Complete as appropriate.] The "average daily net assets" of the Fund shall be deter- mined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund has registered its shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any additional arrangements that the Adviser is required by law to make.

In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.

6. OTHER ACTIVITIES OF THE ADVISER AND ITS AFFILIATES. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund.
Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

7. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund. Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts.

8. NO PARTNERSHIP OR JOINT VENTURE. Neither the Trust, the Fund nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. NAME OF THE TRUST AND THE FUND. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name ["Name of Fund"] through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life
     Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

10. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Trust shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Trust and not as the Adviser's employee or agent.

11. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until June 30, 1998, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this
     Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security") shall be applied.

12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Trustees) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Mas- sachusetts.

14. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name [Name of Fund] is a series designation of the Trustees under the Trust's Declaration of Trust. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only upon the Fund and its property. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.

                                                  Yours very truly,

                                                  [NAME OF TRUST]
                                                  on behalf of [Name of Fund]


                                                  By: __________________________

                                                  Title: _______________________

The foregoing contract is hereby
agreed to as of the date hereof.

JOHN HANCOCK ADVISERS, INC.


By: ______________________________

Title: ___________________________

                                    EXHIBIT B


                             COMPARATIVE FEE TABLES

                                         Existing              New
Gold Fund                                Agreement          Agreement
- ---------                                ---------          ---------
                                     Class A  Class B    Class A  Class B
                                     -------  -------    -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee.................    0.80%    0.80%        0.80%   0.80%
  12b-1 fee......................    0.30%    1.00%        0.30%   1.00%
  Other expenses.................    0.52%    0.52%        0.54%   0.54%
  Total Fund operating expenses..    1.62%    2.32%        1.64%   2.34%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 66       $ 66        $ 99       $ 99
Class B Shares
 -Assuming complete redemption
  at end of period.........         74         74         103        102
 -Assuming no redemption...         24         24          73         72


                                      5 Years              10 Years
                                      -------              --------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------

Class A Shares.............       $135       $134        $235       $233
Class B Shares
 -Assuming complete redemption
  at end of period.........        145        144         250        248
 -Assuming no redemption...        125        124         250        248

                                         Existing              New
Bank Fund                                Agreement          Agreement
- ---------                                ---------          ---------
                                     Class A  Class B   Class A  Class B
                                     -------  -------   -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee ................    0.78%    0.78%        0.78%   0.78%
  12b-1 fee......................    0.30%    1.00%        0.30%   1.00%
  Other expenses.................    0.31%    0.31%        0.33%   0.33%
  Total Fund operating expenses..    1.39%    2.09%        1.41%   2.11%

                                      B-1

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 64      $ 64        $ 92       $ 92
Class B Shares
 -Assuming complete redemption
  at end of period.........         71        71          96         95
 -Assuming no redemption...         21        21          66         65


                                      5 Years              10 Years
                                      -------              --------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $123      $122        $211       $209
Class B Shares
 -Assuming complete redemption
  at end of period.........        133       132         226        224
 -Assuming no redemption...        113       112         226        224


                                        Existing               New
Disciplined Growth Fund                 Agreement            Agreement
- -----------------------                 ---------            ---------
                                    Class A  Class B      Class A  Class B
                                    -------  -------      -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee ................    0.75%    0.75%        0.75%   0.75%
  12b-1 fee......................    0.30%    1.00%        0.30%   1.00%
  Other expenses.................    0.40%    0.40%        0.42%   0.42%
  Total Fund operating expenses..    1.45%    2.15%        1.47%   2.17%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 64       $ 64         $ 94       $ 94
Class B Shares
 -Assuming complete redemption
  at end of period.........         72         72           98         97
 -Assuming no redemption...         22         22           68         67

                                      5 Years              10 Years
                                      -------              --------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
Class A Shares.............     ---------  ---------   ---------  ---------
Class B Shares                    $126       $125         $217       $215
 -Assuming complete redemption
  at end of period.........
 -Assuming no redemption...        136        135          233        231
                                   116        115          233        231


                                        Existing               New
                                        Agreement            Agreement
Global Fund                        Class A  Class B      Class A  Class B
- -----------                        -------  -------      -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)
  Management fee .........           0.96%    0.96%       0.96%    0.96%
  12b-1 fee...............           0.30%    1.00%       0.30%    1.00%
  Other expenses..........           0.61%    0.61%       0.63%    0.63%
  Total gross Fund
    operating expenses....           1.87%    2.57%       1.89%    2.59%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 68      $ 68         $106       $106
Class B Shares
 -Assuming complete redemption
  at end of period.........         76        76          111        110
 -Assuming no redemption...         26        26           81         80


                                      5 Years                10 Years
                                      -------                --------
                                   New     Existing       New     Existing
Class A Shares.............     Agreement  Agreement   Agreement  Agreement
Class B Shares                  ---------  ---------   ---------  ---------
 -Assuming complete redemption    $147      $146         $260       $258
  at end of period.........
 -Assuming no redemption...
                                   158       157          275        273
                                   138       137          275        273


                                         Existing              New
Global Income Fund                       Agreement          Agreement
- ------------------                       ---------          ---------
                                    Class A  Class B      Class A  Class B
                                    -------  -------      -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee ................    0.75%    0.75%        0.75%   0.75%
  12b-1 fee......................    0.30%    1.00%        0.30%   1.00%
  Other expenses.................    0.43%    0.43%        0.45%   0.45%
  Total Fund operating expenses..    1.48%    2.18%        1.50%   2.20%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 59       $ 59        $ 90        $ 90
Class B Shares
 -Assuming complete redemption
  at end of period.........         72         72          99          98
 -Assuming no redemption...         22         22          69          68

                                     5 Years                10 Years
                                     -------                --------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
Class A Shares.............     ---------  ---------   ---------  ---------
Class B Shares                    $123       $122        $216        $214
 -Assuming complete redemption
  at end of period.........
 -Assuming no redemption...        138        137         236         234
                                   118        117         236         234


                                        Existing             New
International Fund                      Agreement         Agreement
- ------------------                      ---------         ---------
                                   Class A  Class B    Class A  Class B
                                   -------  -------    -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee .........            1.00%    1.00%      1.00%    1.00%
  12b-1 fee...............            0.30%    1.00%      0.30%    1.00%
  Other expenses..........            3.58%    3.58%      3.60%    3.60%
  Total gross Fund
    operating expenses....            4.88%    5.58%      4.90%    5.60%
  Management fee waiver and
    expense reimbursement.            3.16%    3.16%      3.18%    3.18%
  Total net Fund operating
    expenses..............            1.72%    2.42%      1.72%    2.42%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 66      $ 66        $ 99        $ 99
Class B Shares
 -Assuming complete redemption
  at end of period.........         75        75         105         105
 -Assuming no redemption...         25        25          75          75

                                      5 Years                10 Years
                                      -------                --------
                                   New     Existing       New     Existing
Class A Shares.............     Agreement  Agreement   Agreement  Agreement
Class B Shares                  ---------  ---------   ---------  ---------
 -Assuming complete redemption    $135      $135        $235        $235
  at end of period.........
 -Assuming no redemption...
                                   149       149         256         256
                                   129       129         256         256


                                          Existing             New
Short-Term Fund                          Agreement          Agreement
- ---------------                          ---------          ---------
                                    Class A  Class B      Class A  Class B
                                    -------  -------      -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee (net of waiver
    by Adviser)..................    0.65%    0.65%        0.65%   0.65%
  12b-1 fee......................    0.30%    1.00%        0.30%   1.00%
  Other expenses.................    0.42%    0.42%        0.44%   0.44%
  Total Fund operating expenses..    1.37%    2.07%        1.39%   2.09%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 44       $ 44         $ 73        $ 72
Class B Shares
 -Assuming complete redemption
  at end of period.........         51         51           75          85
 -Assuming no redemption...         21         21           65          65

                                     5 Years                10 Years
                                     -------                --------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
Class A Shares.............     ---------  ---------   ---------  ---------
Class B Shares                    $104       $103         $192        $190
 -Assuming complete redemption
  at end of period.........
 -Assuming no redemption...        112        111          200         198
                                   112        111          200         198

                                          Existing             New
Special Opportunities Fund                Agreement         Agreement
- --------------------------                ---------         ---------
                                     Class A  Class B    Class A  Class B
                                     -------  -------    -------  -------
  Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

  Management fee .........            0.80%    0.80%      0.80%    0.80%
  12b-1 fee...............            0.30%    1.00%      0.30%    1.00%
  Other expenses..........            0.49%    0.49%      0.51%    0.51%
  Total Fund operating
    expenses..............            1.59%    2.29%      1.61%    2.31%

Example

The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                      1 Year                3 Years
                                      ------                -------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
                                ---------  ---------   ---------  ---------
Class A Shares.............       $ 65       $ 65        $ 98       $ 98
Class B Shares
 -Assuming complete redemption
  at end of period.........         73         73         102        102
 -Assuming no redemption...         23         23          72         72

                                      5 Years                10 Years
                                      -------                --------
                                   New     Existing       New     Existing
                                Agreement  Agreement   Agreement  Agreement
Class A Shares.............     ---------  ---------   ---------  ---------
Class B Shares                    $133       $132        $232       $229
 -Assuming complete redemption
  at end of period.........
 -Assuming no redemption...        144        143         247        245
                                   124        123         247        245


The purpose of the examples and the tables set forth above is to assist investors in understanding the various costs and expenses of investing in shares of each Fund. The examples above should not be considered representations of past or future expenses of the Funds. Actual expenses may be higher or lower than those shown above.

                                    EXHIBIT C

The Adviser provides investment advisory services to the following John Hancock funds with investment objectives substantially identical to those of the following Funds:

                                      Asset Size                    Advisory
       Name of Fund                 (as of 4/22/96)                    Fee
       ------------                 ---------------                    ---
I. Disciplined Growth Fund
Special Opportunities Fund              $  301.0            0.80% of the first $500,000,000 of
                                                            average daily net assets; 0.75% of
                                                            the next $500,000,000; and 0.70%
                                                            in excess of $1,000,000,000

Discovery Fund                          $   57.3            0.75% of the first $750,000,000 of
                                                            average daily net assets; and 0.70%
                                                            in excess of $750,000,000

John Hancock Special Equities Fund      $1,619.9            0.85%  of the  first $250,000,000
                                                            of average daily net assets; and 0.80%
                                                            in excess of $250,000,000

John Hancock Growth Fund                $  285.0            0.80% of the first $250,000,000 of
                                                            average daily net assets; 0.75% of
                                                            the next $250,000,000; and 0.70%
                                                            in excess of $500,000,000

John Hancock Emerging Growth Fund       $  660.5            0.75% of average daily net assets

John Hancock Multi-Sector Growth Fund   $   10.5            0.80%  of the  first $500,000,000
                                                            of   average daily net assets; 0.75%
                                                            in excess of $500,000,000

John Hancock Independence Growth Fund   $    0.5            0.80%  of the  first $500,000,000
                                                            of average daily net assets;  0.75%
                                                            in excess of $500,000,000
II. Global Fund
International Fund                      $   13.5            1.00% of the first $250,000,000 of
                                                            average daily net assets; 0.80% of
                                                            the next $250,000,000; 0.75% of
                                                            the next $250,000,000; and 0.625%
                                                            in excess of $750,000,000

John Hancock International Equity Fund $     3.1            0.90% of the first $500,000,000 of
                                                            average  daily net  assets; 0.65%
                                                            in excess of $500,000,000
III. Global Income Fund
John Hancock Global Bond Fund           $    1.0            0.75% of the first $250,000,000 of
                                                            average daily net assets; 0.70% in
                                                            excess of $250,000,000

                                     C-1


                                      Asset Size                    Advisory
       Name of Fund                (as of 4/22/96)                    Fee

IV. International Fund
Global Fund                             $  128.0            1.00% of the first $100,000,000 of
                                                            average daily net assets; 0.80% of
                                                            the next $200,000,000; 0.75% of
                                                            the next $200,000,000; and 0.625%
                                                            in excess of $500,000,000

John Hancock International Equity Fund  $    3.1            0.90% of the first $500,000,000 of
                                                            average  daily net  assets; 0.65% in
                                                            excess of $500,000,000

V. Short-Term Fund
John Hancock Strategic Income Fund      $  557.0            0.60% of the first $100,000,000 of
                                                            average daily net assets; 0.45% of
                                                            the next $150,000,000; 0.40% of
                                                            the next $250,000,000; 0.35% of
                                                            the next $150,000,000; and 0.30%
                                                            in excess of $650,000,000
VI.  Special Opportunities Fund
Disciplined Growth Fund                 $  119.7            0.75% of average daily net assets

Discovery Fund                          $   57.3            0.75% of the first $750,000,000 of
                                                            average daily net assets; and 0.70%
                                                            in excess of $750,000,000

John Hancock Special Equities Fund      $1,619.9            0.85%  of the  first $250,000,000
                                                            of average daily net assets; and 0.80%
                                                            in excess of $250,000,000

John Hancock Growth Fund                $  285.0            0.80% of the first $250,000,000 of
                                                            average daily net assets; 0.75% of
                                                            the next $250,000,000; and 0.70%
                                                            in excess of $500,000,000

John Hancock Emerging Growth Fund       $  660.5            0.75% of average daily net assets

John Hancock Multi-Sector Growth Fund   $   10.5            0.80%  of the  first $500,000,000 of
                                                            average daily net assets;  0.75% in
                                                            excess of $500,000,000

John Hancock Independence Growth Fund   $   13.5            0.80%  of the  first $500,000,000 of
                                                            average daily net assets;  0.75% in
                                                            excess of $500,000,000


                                    EXHIBIT D



                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                                 [NAME OF TRUST]
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                              Dated _______ , 1996


DECLARATION OF TRUST made this __day of ___________, 1996 by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

WHEREAS,  pursuant to a declaration of trust executed and delivered on _________
(the  "Original  Declaration"),   the  Trustees  established  a  trust  for  the
investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest, as provided therein;

WHEREAS, the Trustees declared that all money and property contributed to the trust established thereunder be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued thereunder and subject to the provisions thereof;

WHEREAS, the Trustees desire to amend and restate the Original Declaration;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the trust, hereby amend and restate the Original Declaration as follows:



                                    ARTICLE I

                              NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is "John Hancock [Name] Trust" (the "Trust").

Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "Administrator" means the party, other than the Trust, to the contract described in Section 3.3 hereof.

     (b) "By-laws" means the By-laws referred to in Section 2.8 hereof, as amended from time to time.

     (c) "Class" means any division of shares within a Series in accordance with the provisions of Article V.

     (d) The terms "Commission" and "Interested Person" have the meanings given them in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series, the term "vote of a majority of the Outstanding Shares entitled to vote" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

     (e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

     (f) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (g) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

     (h) "Fund" or "Funds" individually or collectively, means the separate Series of the Trust, together with the assets and liabilities assigned thereto.

     (i) "Fundamental Restrictions" means the investment restrictions set forth in the Prospectus and Statement of Additional Information for any Series and designated as fundamental restrictions therein with respect to such Series.

     (j) "His" shall include the feminine and neuter, as well as the masculine, genders.

     (k) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

     (l) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     (m) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (n) "Prospectus" means the Prospectuses and Statements of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933, as amended, as such Prospectuses and Statements of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (o) "Series" individually or collectively means the separately managed component(s) of the Trust (or, if the Trust shall have only one such component, then that one) as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof.

     (p)  "Shareholder" means a record owner of Outstanding Shares.

     (q) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding" Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

     (r) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (s)  "Trust" means [Name of Trust].

     (t) "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

     (u) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.


                                   ARTICLE II

                                    TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 2.2. Investments. The Trustees shall have the power:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract the acquisition or execution of which is not prohibited by any Fundamental Restriction; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Restrictions be amended.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage or currency swaps, and interest rate caps, floors and collars, to purchase and sell options on securities, indices, currency, swaps or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management or income enhancement transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

     (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

     (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

     (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

     (i) To adopt on behalf of the Trust or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

     (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

Notwithstanding any other provision herein, the Trustees shall have full power in their discretion as contemplated in Section 8.5, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state) which is classified as a partnership or corporation for federal income tax purposes.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

Section 2.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the Property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations.

Section 2.5. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

Section 2.9. Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees, fill vacancies in, add to or subtract from their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and taxable year of the Trust or any Series thereof and the method by which its or their accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

Section 2.10. Principal Transactions. Except for transactions not permitted by the 1940 Act or rules and regulations adopted, or orders issued, by the Commission thereunder, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust or any Series thereof to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust or a Series thereof may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

Section 2.12. Number of Trustees. The initial Trustees shall be the persons initially signing the Original Declaration. The number of Trustees (other than the initial Trustees) shall be such number as shall be fixed from time to time by vote of a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1).

Section 2.13. Election and Term. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.15 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignations or removals pursuant to
Section 2.14 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office has been elected by Shareholders. In such event the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Section 2.14. Resignation and Removal. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 2.15. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by vote of a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the vote approving the appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.15, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. The vote by a majority of the Trustees in office, fixing the number of Trustees shall be conclusive evidence of the existence of such vacancy.

Section 2.16. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

                                   ARTICLE III

                                    CONTRACTS

Section 3.1. Distribution Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Trust or the applicable Series of the Trust not less than the amount provided for in Section
7.1 of Article VII hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

Section 3.2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract.

Section 3.3. Administration Agreement. The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

Section 3.4. Service Agreement. The Trustees may in their discretion from time to time enter into Service Agreements with respect to one or more Series or Classes thereof whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

Section 3.5. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

Section 3.6. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 3.7. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for providing accounting, legal and printing services or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or
     3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.8. Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of
Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this
Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i)  against  any  liability  to  the  Trust,   a  Series  thereof  or  the
          Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

          (A) by the court or other body approving the settlement or other disposition;

          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or

          (C) by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.6. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder approval to establish and designate one or more Series of shares and one or more Classes thereof as the Trustees deem necessary or desirable. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. Subject to the provisions of Section 5.11 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section
6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided herein or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

Section 5.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 5.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

Section 5.8. Treasury Shares. Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2; (iii) with respect to termination of the Trust or a Series or Class thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation or sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

Section 5.10. Meetings of Shareholders. No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board, President, or any Vice-President of the Trust, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

Section 5.11. Series or Class Designation. (a) Without limiting the authority of the Trustees set forth in Section 5.1 to two and designate any further Series or Classes, the Trustees hereby establish the following Series, each of which consists of [a single Class][two Classes] of Shares: [Names of Series] (the "Existing Series").

(b) The Shares of the Existing Series and Class thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require.

(c) As to any Existing Series and Classes herein established and designated and any further division of Shares of the Trust into additional Series or Classes, the following provisions shall be applicable:

     (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

     (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

     (iii)The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall under no circumstances be charged with liabilities attributable to any other Series or Class thereof of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

     (iv) The power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 of this Declaration. With respect to any Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution.

     (v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

     (vi) On each matter submitted to a vote of Shareholders, all Shares of all Series and Classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that Series or Class shall apply, (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

     (vii)Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and dividend rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements, conditions and procedures as may be established by the Trustees.

     (viii) The establishment and designation of any Series or Classes of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Classes, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this section shall have the status of an amendment to this Declaration.

Section 5.12. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.


                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. (a) All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

(b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective Prospectus.

Section 6.2. Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

Section 6.3. Payment. Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective Prospectus(es), subject to the provisions of Section 6.4 hereof.

Notwithstanding the foregoing, the Trustees may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust or (ii) in connection with any Federal or state tax withholding requirements.

Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

Section 6.6. Redemption of Shareholder's Interest. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code of 1986, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the

Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

(b) The holders of Shares or other securities of the Trust or any Series of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any Series of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, or to comply with the requirements of any other taxing authority.

Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series of the Trust pursuant to the provisions of Section 7.3.

Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or
(iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.


                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

Section 7.1. Net Asset Value. The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust or any Series thereof may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading, (ii) by appraisal of the securities owned by the Trust or any Series of the Trust, (iii) in certain cases, at amortized cost, or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

Section 7.2. Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective Prospectus under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in each Series or Class.

(b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes.

Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Trustees from time to time and as are not inconsistent with the provisions of this Declaration or of any applicable document filed by the Trust with the Commission or of the Internal Revenue Code of 1986, as amended. Such net income may be determined by or under the direction of the Trustees as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Trustees shall have the power with respect to such Series or Class (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

Section 7.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Trust or a Series or Class thereof or net income of the Trust or a Series or Class thereof, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series or Classes of Shares in accordance with Section 5.11, and declare dividends thereon in accordance with
Section 5.11(d)(iv).


                                  ARTICLE VIII

              DURATION; TERMINATION OF TRUST OR A SERIES OR CLASS;
                            AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of the Trust or a Series or a Class. The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Trust or a Series or Class thereof; provided, however, that, if such termination as described in clauses (i) and (ii) is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or a Series or Class thereof entitled to vote shall be sufficient authorization, or (iii) notice to Shareholders by means of an instrument in writing signed by a majority of the Trustees, stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of such Series or a Class, the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of such Series or a Class or the Trust to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

(i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust

     Property or Trust Property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property allocated or belonging to such Series or Class that requires Shareholder approval in accordance with
     Section 8.4 hereof shall receive the approval so required.

(iii)After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

(b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

(b) This Declaration may be amended by a vote of a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by Federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series,
     (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; and (iv) to eliminate or modify any provision of this Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or
     (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

(c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do.

(d) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(e) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Section 8.5. Incorporation. The Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all or any portion of the Trust Property or the Trust Property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or any portion of the Trust Property or the Trust Property allocated or belonging to such Series to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Trust Property to such organization or entities.


                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust and Series thereof, including financial statements which shall at least annually be certified by independent public accountants.


                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1. Execution and Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of The Commonwealth of Massachusetts. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying (a) the number or identity of Trustees or Shareholders,
(b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

Section 10.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.


IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ___ of __________, 1996.



                                            ------------------------------------
                                            Edward J. Boudreau, Jr.
                                            as Trustee and not individually,
                                            34 Swan Road
                                            Winchester, Massachusetts 01890



                                            ------------------------------------
                                            Dennis S. Aronowitz
                                            as Trustee and not individually,
                                            29 Lee Road
                                            Chestnut Hill, Massachusetts 02167



                                            ------------------------------------
                                            Richard P. Chapman, Jr.
                                            as Trustee and not individually,
                                            107 Upland Road
                                            Brookline, Massachusetts 02146

                                            ------------------------------------
                                            William J. Cosgrove
                                            as Trustee and not individually,
                                            20 Buttonwood Place
                                            Saddle River, New Jersey 07458



                                            ------------------------------------
                                            Gail D. Fosler
                                            as Trustee and not individually,
                                            4104 Woodbine Street
                                            Chevy Chase, Maryland


                                            ------------------------------------
                                            Anne C. Hodsdon
                                            as Trustee and not individually,
                                            135 Woodland Road
                                            Hampton, New Hampshire 03842




                                            ------------------------------------
                                            Richard S. Scipione
                                            as Trustee and not individually,
                                            4 Sentinel Road
                                            Hingham, Massachusetts 02043



                                            ------------------------------------
                                            Edward J. Spellman
                                            as Trustee and not individually,
                                            259C Commercial Boulevard
                                            Suite 200
                                            Lauderdale by the Sea, Florida 33308



                                            ------------------------------------
                                            Douglas M. Costle
                                            as Trustee and not individually,
                                            RR2 Box 480
                                            Woodstock, Vermont 05091



                                            ------------------------------------
                                            Leland O. Erdahl
                                            as Trustee and not individually,
                                            8046 MacKenzie Court
                                            Las Vegas, Nevada 89129

                                            ------------------------------------
                                            Richard A. Farrell
                                            as Trustee and not individually,
                                            50 Beacon Street
                                            Marblehead, Massachusetts 01945



                                            ------------------------------------
                                            Dr. John A. Moore
                                            as Trustee and not individually,
                                            P. O. Box 474
                                            Wicomico, Virginia 22579



                                            ------------------------------------
                                            William F. Glavin
                                            as Trustee and not individually,
                                            56 Whiting Road
                                            Wellesley, Massachusetts 02181



                                            ------------------------------------
                                            Patti McGill Peterson
                                            as Trustee and not individually,
                                            54 E. Main Street
                                            Canton, New York 13617

                                            ------------------------------------
                                            John W. Pratt
                                            as Trustee and not individually,
                                            2 Gray Gardens East
                                            Cambridge, Massachusetts 02138

                        THE COMMONWEALTH OF MASSACHUSETTS


SUFFOLK COUNTY, MASSACHUSETTS
                                                           _______________, 1996

Then personally appeared the above-named persons, Edward J. Boudreau, Jr., Dennis S. Aronowitz, Richard P. Chapman, Jr., William J. Cosgrove, Gail D. Fosler, Anne C. Hodsdon, Richard S. Scipione, Edward J. Spellman, Douglas M. Costle, Leland O. Erdahl, Richard A. Farrell, William Glavin, Dr. John A. Moore, Patti McGill Peterson and John W. Pratt, who acknowledged the foregoing instrument to be his free act and deed.

                                            Before me,



                                            ------------------------------------
                                            Notary Public

                                            My commission expires:

                      JOHN HANCOCK DISCIPLINED GROWTH FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                       Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 2, 3, 4, 5 AND 6 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

     (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz               William F. Glavin
               Edward J. Boudreau, Jr.           Anne C. Hodsdon
               Richard P. Chapman, Jr.           Dr. John A. Moore
               William J. Cosgrove               Patti McGill Peterson
               Douglas M. Costle                 John W. Pratt
               Leland O. Erdahl                  Richard S. Scipione
               Richard A. Farrell                Edward J. Spellman
               Gail D. Fosler

 ---
|___|     FOR all nominees listed (except as marked to the contrary below)

 ---
|___|     WITHHOLD AUTHORITY to vote for all nominees listed below


YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.

FOR ALL FUNDS EXCEPT THE DISCOVERY FUND

     (2) To approve a new investment management contract between John Hancock Advisers, Inc. and the Fund.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

FOR ALL FUNDS

     (3)  To approve an Amended and Restated Declaration of Trust.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GOLD, BANK, DISCIPLINED GROWTH AND GLOBAL FUNDS

     (4)  To  eliminate  the  Fund's  fundamental   investment   restriction  on
          investing in a single class of securities of an issuer.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE DISCIPLINED GROWTH, GLOBAL, GLOBAL INCOME AND SHORT TERM FUNDS

     (5) To redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GLOBAL INCOME FUND

     (6) To amend the Fund's fundamental investment objective as set forth in Proposal 6 of this Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                         JOHN HANCOCK REGIONAL BANK FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                       Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 2, 3, 4, 5 AND 6 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

     (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz               William F. Glavin
               Edward J. Boudreau, Jr.           Anne C. Hodsdon
               Richard P. Chapman, Jr.           Dr. John A. Moore
               William J. Cosgrove               Patti McGill Peterson
               Douglas M. Costle                 John W. Pratt
               Leland O. Erdahl                  Richard S. Scipione
               Richard A. Farrell                Edward J. Spellman
               Gail D. Fosler

 ---
|___|     FOR all nominees listed (except as marked to the contrary below)

 ---
|___|     WITHHOLD AUTHORITY to vote for all nominees listed below


YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.

FOR ALL FUNDS EXCEPT THE DISCOVERY FUND

     (2) To approve a new investment management contract between John Hancock Advisers, Inc. and the Fund.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

FOR ALL FUNDS

     (3)  To approve an Amended and Restated Declaration of Trust.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GOLD, BANK, DISCIPLINED GROWTH AND GLOBAL FUNDS

     (4)  To  eliminate  the  Fund's  fundamental   investment   restriction  on
          investing in a single class of securities of an issuer.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE DISCIPLINED GROWTH, GLOBAL, GLOBAL INCOME AND SHORT TERM FUNDS

     (5) To redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GLOBAL INCOME FUND

     (6) To amend the Fund's fundamental investment objective as set forth in Proposal 6 of this Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                       Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 2, 3, 4, 5 AND 6 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

     (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz               William F. Glavin
               Edward J. Boudreau, Jr.           Anne C. Hodsdon
               Richard P. Chapman, Jr.           Dr. John A. Moore
               William J. Cosgrove               Patti McGill Peterson
               Douglas M. Costle                 John W. Pratt
               Leland O. Erdahl                  Richard S. Scipione
               Richard A. Farrell                Edward J. Spellman
               Gail D. Fosler

 ---
|___|     FOR all nominees listed (except as marked to the contrary below)

 ---
|___|     WITHHOLD AUTHORITY to vote for all nominees listed below


YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.

FOR ALL FUNDS EXCEPT THE DISCOVERY FUND

     (2) To approve a new investment management contract between John Hancock Advisers, Inc. and the Fund.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

FOR ALL FUNDS

     (3)  To approve an Amended and Restated Declaration of Trust.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GOLD, BANK, DISCIPLINED GROWTH AND GLOBAL FUNDS

     (4)  To  eliminate  the  Fund's  fundamental   investment   restriction  on
          investing in a single class of securities of an issuer.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE DISCIPLINED GROWTH, GLOBAL, GLOBAL INCOME AND SHORT TERM FUNDS

     (5) To redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GLOBAL INCOME FUND

     (6) To amend the Fund's fundamental investment objective as set forth in Proposal 6 of this Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                      JOHN HANCOCK GOLD AND GOVERNMENT FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                       Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 2, 3, 4, 5 AND 6 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

     (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz               William F. Glavin
               Edward J. Boudreau, Jr.           Anne C. Hodsdon
               Richard P. Chapman, Jr.           Dr. John A. Moore
               William J. Cosgrove               Patti McGill Peterson
               Douglas M. Costle                 John W. Pratt
               Leland O. Erdahl                  Richard S. Scipione
               Richard A. Farrell                Edward J. Spellman
               Gail D. Fosler

 ---
|___|     FOR all nominees listed (except as marked to the contrary below)

 ---
|___|     WITHHOLD AUTHORITY to vote for all nominees listed below


YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.

FOR ALL FUNDS EXCEPT THE DISCOVERY FUND

     (2) To approve a new investment management contract between John Hancock Advisers, Inc. and the Fund.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

FOR ALL FUNDS

     (3)  To approve an Amended and Restated Declaration of Trust.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GOLD, BANK, DISCIPLINED GROWTH AND GLOBAL FUNDS

     (4)  To  eliminate  the  Fund's  fundamental   investment   restriction  on
          investing in a single class of securities of an issuer.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE DISCIPLINED GROWTH, GLOBAL, GLOBAL INCOME AND SHORT TERM FUNDS

     (5) To redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

ONLY FOR THE GLOBAL INCOME FUND

     (6) To amend the Fund's fundamental investment objective as set forth in Proposal 6 of this Proxy Statement.
                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.